UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22255

EGA Emerging Global Shares Trust

(Exact name of registrant as specified in charter)

171 East Ridgewood Avenue
Ridgewood, NJ 07450

(Address of principal executive offices) (Zip code)

Robert C. Holderith
171 East Ridgewood Avenue
Ridgewood, NJ 07450

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-201-389-6872

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

EGA EMERGING GLOBAL SHARES TRUST

Semi-Annual Report
September 30, 2010

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
TITANS COMPOSITE INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
METALS & MINING TITANS INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
CONSUMER TITANS INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
ENERGY TITANS INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
FINANCIALS TITANS INDEX FUND

EMERGING GLOBAL SHARES INDXX
INDIA INFRASTRUCTURE INDEX FUND

EMERGING GLOBAL SHARES INDXX
CHINA INFRASTRUCTURE INDEX FUND

EMERGING GLOBAL SHARES INDXX
BRAZIL INFRASTRUCTURE INDEX FUND

EMERGING GLOBAL SHARES INDXX
INDIA SMALL CAP INDEX FUND

Letter to Shareholders

Dear Shareholder,

It is our opinion that very little has changed since our previous semi-annual letter. To clarify, this pertains to our surroundings and the world around us. In terms of Emerging Global Advisors, there have been significant changes of late and we believe very positive ones at that.

First, the environment: We believe the outlook for the developed markets has not improved significantly. The end of a recession has proven to be quite different from the start of a meaningful recovery. Thankfully, the gloom is not global. The outlook in terms of economic growth and capital market expectations remains resilient in the emerging markets. Uncertainties remain in the overall macro environment. Will the US central bank’s Quantitative Easing 2 (money printing plus buying of US paper) incentivize US consumers to spend more and for corporations to deploy capital? Will this stimulative measure kick start a new commodity bull run benefiting emerging markets and potentially an unexpected rise in globally synchronized inflation? How will the Chinese respond given that two-thirds of their reserves are in USD? How will leaders in other emerging economies react if funds flow to their higher yielding currencies? When do debt/GDP numbers become so absurd that everyone becomes an ostrich with their head in the sands? What does insolvency mean today? Will a currency war lead to a series of defaults similar to the Asian contagion … only happening in what we now still call developed markets (Greece, Ireland)?

The following logic is not new from us: In today’s low yielding, low return environment, one way for investors to potentially obtain tangible returns is to accept exposure to various risk factors. We argue that certain risk factors such as political risk actually exist to a large degree in developed market and not just in emerging markets. Furthermore, we believe that investors underestimate the scale of such risks in their highly home biased portfolios. QE2 is just one obvious example. It did not work in Japan and they have had two lost decades since. The US has already had one lost decade. Why cannot we have two lost decades as well given the US central bank is doing something very similar to what the Japanese central bankers did. Remember the carry trade where global investors were borrowing low yielding Yen and re-investing in Aussie dollars and other higher yielding currencies? They’re using US dollars now instead of Japanese Yen.1

We believe that all of this continues to favor emerging market investments and the weapon of choice continues to be the exchange traded fund (ETF). According to Morgan Stanley, fund flows in 2010 have increased not only to equities, but also to global emerging markets and ETFs. Around the time of this report’s writing, Morgan Stanley’s October 25 weekly report stated that there were 86 ETFs classified as “International – Emerging” with assets totaling 16% of the total US domiciled ETF market. “Commodities” was also 16% and the only larger category by asset size was “US – Large Cap” at 21%. Overall this statistic from this report is key:

“ETF assets stand at $925 bln; up 18.5% YTD”

Thus, although the S&P 500 year-to-date is up roughly 6%, and the broad emerging market index (MSCI EM) is up roughly 12%, the growth of the ETF industry’s total assets, especially into the emerging market category are up more than this differential suggesting that assets in emerging market ETFs are not only due to market returns but to fund flows. Again, fund flow to ETFs is a key reason for growing assets under management, in addition to market returns. For example, in the 13-week period ending October 22, this same report shows that USD 18.8billion of new fund flow went into the emerging market ETF category.

“$40.9 bln net inflows into ETFs over past 13 weeks (46% into EM Equity)”

Note that 46% of US$40.9 billion is $18.8 billion. The next highest category for the same time period was fixed income with USD 6.9 billion. It is our opinion that investors were looking for growth for their portfolios from emerging markets yet the presumed security of fixed income. This fund flow pattern has been quite consistent for all of 2010 according to EFPR Global (www.epfr.com), a provider of fund flow data. EGShares have begun to significantly participate in this rising tide of fund flows to emerging market ETFs especially since Q3 2010.

EPFR said in their November 16, 2010 news release:

“Global Equity Funds had their best week since early April (2010) and flows into Emerging Market Equity Funds are on the verge of setting an all-time yearly inflow record.”

Thus, our belief that not only are emerging market investments becoming more accepted as a core asset category, but ETFs are becoming even more popular as a means for exposure.

EGA Emerging Global Shares Trust   1

Again, the ETF industry has grown in assets versus other fund types especially the mutual fund. Investors continue to desire growth and diversification from their portfolios. Thus, the emerging market component of this fund industry continues to show growth, in fact some of the fastest growth in the ETF space. ETFs provide one of the most popular means for access to emerging markets given their liquidity, relative low cost and other positive attributes. Emerging Global Shares are participating well in the overall market attraction towards emerging market ETFs.

Of course, during major market declines, there is good reason to expect that investors will take monies out of volatile asset categories such as emerging markets. However, if investors believe that the short and/or long term potential for emerging markets remain intact, there is potential for funds to flow back. This higher turnover environment is more suited to ETFs over other fund formats with lesser degrees of liquidity. For ETFs, it’s expected for investors to trade with a greater degree of frequency… that liquidity is a key feature of ETFs. For many other fund types, the trading of such funds is detrimental due to administrative costs. Furthermore, regulatory authorities do not look highly upon the trading of such funds. Thus, for investors looking to go beyond the traditional buy-hold strategy, there is attraction to look at instruments including ETFs.

We believe our funds represent asset categories that provide great potential for active managers to derive alpha, a measure of performance over a benchmark. It is not enough that we provide investors with an India ETF. Since our last semi-annual report we have launched an Indian Small Cap ETF and an Indian Infrastructure ETF. These funds specifically target the domestic consumption and local infrastructure plays in India, the main drivers of that economy and the reason why its economy has truly decoupled with a strong equity market in 2010 while most other global markets have generally trended sideways. Our Chief Investment Officer/Director of Research spent several days in Mumbai as part of a 9-city Asian speaking tour for the CFA Society. His observations confirm these two themes which are at the early stages versus what has already been done in past decades in places like Taiwan and South Korea. Our latest fund launch to date is a broader emerging market consumer ETF that provides significant country diversification but has gained significant popularity as one of very few means to gain exposure to the growing domestic consumption story in developing markets. This ETF (ticker ECON) has been a very fast riser in terms of assets under management and our first fund to reach assets of over $100 million.

Of course, given the significant market rise in 2009 and the relatively muted but still positive overall curve in 2010, we are cognizant that emerging markets are, nearly by definition, volatile. By volatile, we mean in this case that regardless of time horizon, there is great potential dispersion of returns. However, we continue to believe that investors realize that their recent past experiences has been filled with volatility (tech bubble, global financial crisis). Many expect that even with bond portfolios filled with mortgage and real estate related underlying positions, there is little that can be defined as a safe asset class. Thus, due to an underlying need for growth to fund future liabilities, there is little choice but to embrace the risk associated with emerging markets along with other higher risk/higher potential return categories and embrace the assumption, albeit uncertain, that the likelihood for fair compensation is better than what is believed to be received from more traditional home biased portfolios. [anyone who thinks this is an opinion should be on tv answering questions when the pension crisis becomes exposed. This is fact.]

Market downturns will happen. Fund flows to emerging market funds provides some evidence to us that in the past year and a half, global investors have used these opportunities to accumulate further emerging market positions. Nicely for us, this includes a general pattern of deviation from plain vanilla broad emerging market indices and towards funds that provide an investor to make a call, whether it is by country, sector, size, style or theme. Because of the general assumption that emerging markets are deemed inefficient, we can assume that investors are willing to allocate more resources here to actively manage their portfolios. The fund flow data mentioned earlier would confirm this. For a more efficient market like the US stock market, we believe the growing trend is to just “set it and forget it”. Both the fear of volatility and the greed for potentially higher returns commensurate to this level of volatility plays well for us a provider of emerging market ETFs. Thus, we believe that these markets will be traded by many investors given this reasoning.

In the ETF industry, many funds have closed and several ETF sponsor companies have shut down operations. Very few new entrants have appeared in the recent year including in the emerging market space. This is a surprise to us. However, the reality is that the small numbers of providers that focus on emerging market ETFs, including EGA, are now fighting aggressively for market share. As the only ETF provider on the planet providing exposure specifically to emerging markets (as far as we know), we are now building a strong

2   EGA Emerging Global Shares Trust

following under the EGShares brand. Advertising, media appearances and point-of-sale contact within a coordinated effort have produced strong results in just the past several months.

Ongoing research related to the specific purpose of further product development efforts has been and always will be a focus of our firm. We believe it is the innovation in our product lineup that provides us our edge and makes us attractive to investors of our funds. Our understanding of the ongoing dynamics of the ETF industry and the emerging markets is respected by our peers. And we respect them. Our only concern is establishing areas of competitive advantage and have done so and will continue to do so in upcoming quarters.

Given all of the above, clearly the environment is providing us a strong tailwind with the increased popularity of ETFs and especially those providing exposures to emerging markets. The factors that determine this benefit are longer term (US monetary policy, emerging market demographics, retirement of our baby boomers needing growth as they live longer) and thus we don’t see our story as being one for only the short-term. We remain steadfast and positive on the outlook of our company.

Sincerely,

Robert C. Holderith
President & Chief Executive Officer
Emerging Global Advisors, LLC

Robert C. Holderith is a registered representative of ALPS Distributors, Inc.

1

This article (http://www.ft.com/cms/s/0/59f108a4-d3a9-11de-8caf-00144feabdc0.html#axzz168IX35d6) highlights that the US carry trade could be taken off if interest rates in the US go up or the USD’s decline reverses. This was written one year ago. Consensus is that QE2 will lower interest rates and cause the dollar to fall further. Actually, that’s what it’s designed to do to stimulate the economy. Thus, the thoughts of a US carry trade from a year ago seem even more practical now. This could also be helpful: http://www.investopedia.com/slide-show/carry-trade/default.aspx?redirect=0

The above commentary is for informational purposes only. Nothing in this commentary should be construed as an offer or recommendation to buy or sell a particular security. The opinions and estimates noted herein are accurate as of September 30, 2010 and are subject to change.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Emerging Global Shares are distributed by ALPS Distributors Inc.

EGA Emerging Global Shares Trust   3

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
TITANS COMPOSITE INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Itau Unibanco Holding SA	6.6%
Gazprom OAO	5.4
America Movil SAB de CV	4.5
Reliance Industries, Ltd.	4.4
Vale SA	4.4
Industrial and Commercial Bank of China, Ltd.	4.3
Petroleo Brasileiro	4.3
Infosys Technologies, Ltd.	3.9
China Construction Bank Corp.	3.5
Banco Bradesco SA	3.1

*	Expressed as a percentage of total investments in securities as of 9/30/2010.

Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund (ticker: EEG)

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Composite Titans 100 Index. The Dow Jones Emerging Markets Composite Titans 100 Index is a stock market index comprised of a representative sample of 100 Emerging Markets companies that Dow Jones Indexes deems to be the 10 leading companies in each of the 10 industrial sectors, as defined by the Industry Classification Benchmark (ICB), across the developing world. Under normal circumstances, the Fund will invest at least 80% of its net assets in companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

4   EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
METALS & MINING TITANS INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Vale SA	10.0%
Mining and Metallurgical Company Norilsk Nickel JSC	7.5
Impala Platinum Holdings, Ltd.	6.7
Sterlite Industries India Ltd.	6.5
AngloGold Ashanti, Ltd.	6.4
Companhia Siderurgica Nacional SA	6.0
China Shenhua Energy Co., Ltd.	5.6
Gerdau SA	4.9
Grupo Mexico SAB de CV	4.8
Gold Fields, Ltd.	3.9

*	Expressed as a percentage of total investments in securities as of 9/30/2010.

Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund (ticker: EMT)

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Metals & Mining Titans Index. The Dow Jones Emerging Markets Metals & Mining Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be in the Metals & Mining sector of the global economy. The Metals & Mining sector is a sub-sector of the Basic Materials industry, as defined by ICB. Accordingly, some securities in which the Fund invests may also be held by the Emerging Global Shares Dow Jones Emerging Markets Basic Materials Titans Index Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets in Metals & Mining companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust   5

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
CONSUMER TITANS INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Comphania de Bebidas DAS Americas	9.0%
Wal-Mart de Mexico SAB de CV	7.0
Naspers, Ltd.	6.5
Astra International Tbk PT	6.0
ITC, Ltd.	5.8
Fomento Economico Mexicano SAB de CV	5.2
Grupo Televisa SA	5.0
BRF - Brasil Foods SA	4.7
Hindustan Unilever, Ltd.	4.1
Genting Berhad	4.1

*	Expressed as a percentage of total investments in securities as of 9/30/2010.

Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund (ticker: ECON)

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Consumer Titans Index. The Dow Jones Emerging Markets Consumer Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Consumer Goods and Consumer Services sectors of the global economy. Under normal circumstances, the Fund will invest at least 80% of its net assets in Consumer Goods/Services companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

6   EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
ENERGY TITANS INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Reliance Industries, Ltd.	8.8%
Petroleo Brasileiro SA	8.3
Surgutneftegaz	8.1
CNOOC Ltd.	7.7
Gazprom OAO	6.6
PetroChina Co., Ltd.	5.5
PTT PCL	5.0
China Petroleum & Chemical Corp.	5.0
Sasol, Ltd.	4.8
LUKOIL OAO	4.6

*	Expressed as a percentage of total investments in securities as of 9/30/2010.

Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund (ticker: EEO)

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Oil and Gas Titans Index. The Dow Jones Emerging Markets Oil and Gas Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Oil and Gas sector of the global economy, which also includes alternative energy sources other than oil and gas. Under normal circumstances, the Fund will invest at least 80% of its net assets in Energy companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust   7

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
FINANCIALS TITANS INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Industrial and Commercial Bank of China, Ltd.	8.2%
Itau Unibanco Holding SA	7.3
Banco Bradesco SA	7.1
China Construction Bank Corp.	6.4
State Bank of India, Ltd.	5.6
ICICI Bank, Ltd.	5.5
Bank of China Ltd.	4.9
Banco Do Brasil SA	4.5
China Life Insurance Co., Ltd.	4.5
Ping An Insurance Group Co. of China Ltd.	4.2

*	Expressed as a percentage of total investments in securities as of 9/30/2010.

Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund (ticker: EFN)

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Financials Titans Index. The Dow Jones Emerging Markets Financials Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Financials sector of the global economy. Under normal circumstances, the Fund will invest at least 80% of its net assets in Financials companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

8   EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES INDXX
INDIA INFRASTRUCTURE INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Gail India, Ltd.	6.4%
Larsen & Toubro, Ltd.	5.8
Jindal Steel & Power, Ltd.	5.8
Bharat Heavy Electricals, Ltd.	5.1
Tata Power Co., Ltd.	4.9
NTPC, Ltd.	4.9
IL&FS Transportation Networks, Ltd.	4.7
Reliance Infrastructure, Ltd.	4.2
Bharti Airtel, Ltd.	4.2
Idea Cellular, Ltd.	4.1

*	Expressed as a percentage of total investments in securities as of 9/30/2010.

Emerging Global Shares INDXX India Infrastructure Index Fund (ticker: INXX)

The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX India Infrastructure Index (the “Underlying Index”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Underlying Index is a free-float capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s infrastructure sectors. The Fund invests in Indian mid cap infrastructure companies that are included in the Underlying Index, which are generally defined as companies that are domiciled in India. There is a maximum allowance at time of rebalancing of 4.9% for each underlying position. Names and weights of the underlying index is done annually as of October 1. Under normal circumstances, the Fund will invest at least 80% of its net assets in Indian infrastructure companies included in the Underlying Index and generally expect to be substantially invested at such times, with at least 95% of its net assets invested in these securities.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust   9

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES INDXX
CHINA INFRASTRUCTURE INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Jiangxi Copper Co., Ltd.	5.7%
China Telecom Corp., Ltd.	5.7
China Railway Construction Corp., Ltd.	5.3
China National Building Material Co., Ltd.	5.0
China Railway Group, Ltd.	4.8
Huaneng Power International, Inc.	4.7
China Communications Construction Co., Ltd.	4.7
Aluminum Corp. of China, Ltd.	4.5
Agile Property Holdings Ltd.	4.1
Guangzhou R&F Properties Co. Ltd.	3.6

*	Expressed as a percentage of total investments in securities as of 9/30/2010.

Emerging Global Shares INDXX China Infrastructure Index Fund (ticker: CHXX)

The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index (the “Underlying Index”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Underlying Index is a free-float market capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s Infrastructure sectors. The Fund invests in Chinese infrastructure companies that are included in the Underlying Index, which are generally defined as companies that are domiciled in China. There is a maximum allowance at time of rebalancing of 4.9% for each underlying position. Names and weights of the underlying index is done annually as of October 1. Under normal circumstances, the Fund will invest at least 80% of its net assets in Chinese Infrastructure companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

10   EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES INDXX
BRAZIL INFRASTRUCTURE INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Companhia de Concessoes Rodoviarias	6.1%
Ultrapar Participacoes SA	5.9
Vale SA	5.4
Empresa Brasileira de Aeronautica SA	5.0
Tractebel Energia SA	4.8
WEG SA	4.8
AES Tiete SA	4.7
Companhia Siderurgica Nacional SA	4.6
Net Servicos de Comunicacao SA	4.6
VIVO Participacoes SA	4.5

*	Expressed as a percentage of total investments in securities as of 9/30/2010.

Emerging Global Shares INDXX Brazil Infrastructure Index Fund (ticker: BRXX)

The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index (the “Underlying Index”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Underlying Index is a free-float capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s Infrastructure sectors. The Fund invests in Brazilian infrastructure companies that are included in the Underlying Index, which are generally defined as companies that are domiciled in Brazil. There is a maximum allowance at time of rebalancing of 4.75% for each underlying position. Names and weights of the underlying index is done annually as of October 1. Under normal circumstances, the Fund will invest at least 80% of its net assets in Brazilian Infrastructure companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust   11

Portfolio Summary (Unaudited)

EMERGING GLOBAL SHARES INDXX
INDIA SMALL CAP INDEX FUND

Industry Breakdown*

Top Ten Holdings*

Indian Bank	2.9%
UCO Bank	2.7
Patni Computer Systems, Ltd.	2.5
Godrej Industries, Ltd.	2.3
Amtek Auto, Ltd.	2.3
Vijaya Bank, Ltd	2.2
Central Bank of India	2.1
Alstom Projects India, Ltd.	2.0
Havells India, Ltd.	2.0
Dish TV India, Ltd.	2.0

*	Expressed as a percentage of total investments in securities as of 9/30/2010.

Emerging Global Shares INDXX India Small Cap Index Fund (ticker: SCIN)

The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index (the “Underlying Index”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Underlying Index is a free-float capitalization weighted stock market index comprised of 75 leading companies that INDXX, LLC determines to be representative of India’s smaller capitalized companies. The Fund invests in Indian small cap companies that are included in the Underlying Index, which are generally defined as companies that are domiciled in India and that have a free float market capitalization of at least $100 million at the time of purchase but no more than $2 billion. There is a maximum allowance at time of rebalancing of 4.9% for each underlying position. Names and weights of the underlying index is done annually as of April 1. Under normal circumstances, the Fund will invest at least 80% of its net assets in Indian small cap companies included in the Underlying Index and generally expect to be substantially invested at such times, with at least 95% of its net assets invested in these securities.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

12   EGA Emerging Global Shares Trust

Shareholder Expense Examples (Unaudited)

As a shareholder of a EGA Emerging Global Shares Trust ETF, you incur advisory fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period ended September 30, 2010.

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid Through 9/30/2010” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EGA Emerging Global Shares Trust   13

Shareholder Expense Example (Unaudited) (concluded)

	Beginning Account Value	Ending Account Value 9/30/2010	Annualized Expense Ratios for the Period	Expenses Paid Through 9/30/2010*

Emerging Global Shares Dow Jones Emerging Markets
Titans Composite Index Fund
Actual	$1,000.00	$1,042.70	0.75%	$3.84
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80

Emerging Global Shares Dow Jones Emerging Markets
Metals & Mining Titans Index Fund
Actual	$1,000.00	$976.10	0.86%	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	0.86%	$4.36

Emerging Global Shares Dow Jones Emerging Markets
Consumer Titans Index Fund[1]
Actual	$1,000.00	$1,063.00	0.98%	$0.47	†
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	0.98%	$0.46

Emerging Global Shares Dow Jones Emerging Markets
Energy Titans Index Fund
Actual	$1,000.00	$1,023.70	0.85%	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

Emerging Global Shares Dow Jones Emerging Markets
Financials Titans Index Fund
Actual	$1,000.00	$1,105.50	0.85%	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

Emerging Global Shares INDXX
India Infrastructure Index Fund[2]
Actual	$1,000.00	$1,096.50	1.14%	$1.67	††
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	1.14%	$1.61

Emerging Global Shares INDXX
China Infrastructure Index Fund
Actual	$1,000.00	$1,008.70	0.85%	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

Emerging Global Shares INDXX
Brazil Infrastructure Index Fund
Actual	$1,000.00	$1,100.20	0.85%	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

Emerging Global Shares INDXX
India Small Cap Index Fund[3]
Actual	$1,000.00	$1,147.00	1.17%	$2.96	†††
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	1.17%	$2.78

*	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the ending account value for the period, multiplied by 183/365 (to reflect the six-month period).
†	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending account value for the period, multiplied by 17/365 (to reflect commencement of operations).
††	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending account value for the period, multiplied by 51/365 (to reflect commencement of operations).
†††	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending account value for the period, multiplied by 86/365 (to reflect commencement of operations).
1	Emerging Global Shares INDXX China Infrastructure Index Fund commenced operations on September 14, 2010.
2	Emerging Global Shares INDXX India Infrastructure Index Fund commenced operations on August 11, 2010.
3	Emerging Global Shares INDXX India Small Cap Index Fund commenced operations on July 7, 2010.

14   EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited)

The chart below presents information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

		Market Price Above or Equal to NAV		Market Price Below NAV

	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days

Emerging Global Shares Dow Jones Emerging Markets
Titans Composite Index Fund
July 22, 2009*–September 30, 2010
	0–24.99	42	13.86%	26	8.59%
	25–49.99	45	14.85%	19	6.27%
	50–74.99	36	11.88%	13	4.29%
	75–99.99	30	9.90%	4	1.32%
	>100	72	23.76%	16	5.28%

Total		225	74.25%	78	25.75%

Emerging Global Shares Dow Jones Emerging Markets
Metals & Mining Titans Index Fund
May 21, 2009*–September 30, 2010
	0–24.99	45	13.04%	34	9.85%
	25–49.99	55	15.94%	22	6.38%
	50–74.99	33	9.57%	19	5.51%
	75–99.99	37	10.72%	8	2.32%
	>100	70	20.29%	22	6.38%

Total		240	69.56%	105	30.44%

Emerging Global Shares Dow Jones Emerging Markets
Consumer Titans Index Fund
September 14, 2010*–September 30, 2010
	0–24.99	1	7.69%	—	0.00%
	25–49.99	1	7.69%	—	0.00%
	50–74.99	4	30.77%	—	0.00%
	75–99.99	3	23.08%	—	0.00%
	>100	4	30.77%	—	0.00%

Total		13	100.00%	—	0.00%

Emerging Global Shares Dow Jones Emerging Markets
Energy Titans Index Fund
May 21, 2009*–September 30, 2010
	0–24.99	31	8.98%	23	6.67%
	25–49.99	50	14.50%	30	8.69%
	50–74.99	55	15.94%	19	5.51%
	75–99.99	39	11.30%	10	2.90%
	>100	64	18.55%	24	6.96%

Total		239	69.27%	106	30.73%

*	Inception date.

EGA Emerging Global Shares Trust   15

Frequency Distribution of Premium and Discount (Unaudited) (concluded)

		Market Price Above or Equal to NAV		Market Price Below NAV

	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days

Emerging Global Shares Dow Jones Emerging Markets
Financials Titans Index Fund
September 16, 2009*–September 30, 2010
	0–24.99	28	10.65%	27	10.27%
	25–49.99	35	13.31%	15	5.70%
	50–74.99	31	11.79%	12	4.56%
	75–99.99	28	10.65%	6	2.28%
	>100	63	23.95%	18	6.84%

Total		185	70.35%	78	29.65%

Emerging Global Shares INDXX
India Infrastructure Index Fund
August 11, 2010*–September 30, 2010
	0–24.99	5	15.15%	2	6.06%
	25–49.99	1	3.03%	—	0.00%
	50–74.99	5	15.15%	—	0.00%
	75–99.99	6	18.18%	—	0.00%
	>100	14	42.43%	—	0.00%

Total		31	93.94%	2	6.06%

Emerging Global Shares INDXX
China Infrastructure Index Fund
February 17, 2010*–September 30, 2010
	0–24.99	17	10.76%	6	3.80%
	25–49.99	14	8.86%	14	8.86%
	50–74.99	21	13.29%	11	6.96%
	75–99.99	12	7.60%	10	6.33%
	>100	31	19.62%	22	13.92%

Total		95	60.13%	63	39.87%

Emerging Global Shares INDXX
Brazil Infrastructure Index Fund
February 24, 2010*–September 30, 2010
	0–24.99	—	0.00%	—	0.00%
	25–49.99	4	2.61%	—	0.00%
	50–74.99	2	1.31%	1	0.65%
	75–99.99	5	3.27%	—	0.00%
	>100	139	90.85%	2	1.31%

Total		150	98.04%	3	1.96%

Emerging Global Shares INDXX
India Small Cap Index Fund
July 7, 2010*–September 30, 2010
	0–24.99	10	16.67%	3	5.00%
	25–49.99	6	10.00%	1	1.67%
	50–74.99	5	8.33%	1	1.67%
	75–99.99	12	20.00%	—	0.00%
	>100	21	35.00%	1	1.67%

Total		54	90.00%	6	10.00%

*	Inception date.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

16   EGA Emerging Global Shares Trust

Schedule of Investments

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
TITANS COMPOSITE INDEX FUND

September 30, 2010 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—87.5%
Brazil—12.1%
BRF - Brasil Foods SA ADR*	13,200	$204,996
Centrais Eletricas Brasileiras SA ADR*	8,540	109,739
Companhia Siderurgica Nacional SA ADR	15,280	269,998
Petroleo Brasileiro SA ADR	32,950	1,195,096
Ultrapar Participacoes SA ADR	2,180	133,416
Usinas Siderurgicas de Minas Gerais SA ADR*	5,450	146,060
Vale SA ADR	39,400	1,232,038
VIVO Participacoes SA ADR	3,800	103,246

Total Brazil		3,394,589

Chile—0.9%
Empresa Nacional de Electricidad SA ADR	2,385	128,862
Empresas Copec SA	194	3,639
Enersis SA ADR	5,385	126,601

Total Chile		259,102

China—21.2%
Baidu, Inc. ADR*	3,226	331,052
Bank of China Ltd. Class H	1,194,930	626,464
BYD Co. Ltd. Class H	12,300	98,787
China Communications Construction Co., Ltd. Class H	88,000	83,656
China Construction Bank Corp. Class H	1,116,350	977,842
China Life Insurance Co., Ltd. Class H	154,000	608,010
China Petroleum & Chemical Corp. Class H	562,080	498,134
China Shenhua Energy Co., Ltd. Class H	82,170	339,764
China Telecom Corp., Ltd. Class H	286,000	156,940
Ctrip.com International Ltd. ADR*	2,612	124,723
Dongfeng Motor Group Co., Ltd. Class H	46,000	94,095
Industrial and Commercial Bank of
China, Ltd. Class H	1,630,680	1,214,104
Mindray Medical International, Ltd. ADR	1,981	58,578
NetEase.com, Inc. ADR*	1,189	46,894
PetroChina Co., Ltd. Class H	440,000	511,799
Shandong Weigao Group Medical
Polymer Co. Ltd. Class H	15,800	44,979
Sina Corp.*	1,691	85,531
Sohu.com, Inc.*	757	43,618

Total China		5,944,970

Czech Republic—0.6%
CEZ AS	3,449	154,861

Egypt—0.3%
Orascom Construction Industries	1,760	77,396

Hungary—0.2%
Richter Gedeon Nyrt.	275	63,811

India—13.0%
Dr. Reddys Laboratories, Ltd. ADR	2,586	83,321
ICICI Bank, Ltd. ADR	8,309	414,204
Infosys Technologies, Ltd. ADR	16,412	1,104,692
Larsen & Toubro, Ltd. GDR	15,101	687,095
Ranbaxy Laboratories, Ltd. GDR*	3,366	42,513
Reliance Industries, Ltd. GDR 144A	27,824	1,240,950
Wipro, Ltd. ADR	6,061	87,642

Total India		3,660,417

Indonesia—2.2%
Astra International Tbk PT	44,000	279,529
Perusahaan Gas Negara PT	251,000	108,275
Telekomunikasi Indonesia Tbk PT	230,000	237,087

Total Indonesia		624,891

Malaysia—2.2%
Genting Berhad	48,300	155,211
IOI Corp. Berhad	127,393	225,734
Sime Darby Berhad	48,000	132,167
Tenaga Nasional Berhad	37,300	106,571

Total Malaysia		619,683

Mexico—8.3%
America Movil SAB de CV Series L	468,261	1,258,541
Cemex SAB de CV Series CPO*	197,790	169,992
Fomento Economico Mexicano SAB de CV Series UB	46,900	239,867
Grupo Bimbo SAB de CV Series A	13,200	96,910
Grupo Televisa SA Series CPO	59,300	226,246
Wal-Mart de Mexico SAB de CV Series V	132,500	335,183

Total Mexico		2,326,739

Netherlands—0.3%
Vimpelcom Ltd. ADR*	6,500	96,525

Philippines—0.4%
Philippine Long Distance Telephone Co.	1,700	101,338

Poland—0.1%
Asseco Poland SA	1,326	23,908

Russia—14.5%
Gazprom OAO ADR	72,228	1,516,066
LUKOIL OAO ADR	9,705	551,244
Magnit OJSC GDR	6,400	161,280
Mining and Metallurgical Company Norilsk Nickel
JSC ADR	25,272	430,888
Mobile TeleSystems ADR	9,075	192,662
Rosneft Oil Co. GDR*	60,671	404,675
Surgutneftegaz ADR	83,472	799,662

Total Russia		4,056,477

South Africa—11.2%
AngloGold Ashanti, Ltd.	7,213	334,417
Aspen Pharmacare Holdings, Ltd.*	6,534	88,065
Bidvest Group, Ltd.	8,122	171,377
Gold Fields, Ltd.	14,208	215,128
Impala Platinum Holdings, Ltd.	19,049	491,636
MTN Group, Ltd.	21,909	395,815
Naspers, Ltd. N Shares	5,665	276,821
Netcare, Ltd.*	25,304	50,214
Remgro, Ltd.	8,957	140,090
Sasol, Ltd.	9,281	416,363
Shoprite Holdings, Ltd.	6,400	90,802
Standard Bank Group, Ltd.	24,629	391,985
Tiger Brands, Ltd.*	2,953	80,279
Trans Hex Group Ltd.*	524	255

Total South Africa		3,143,247

TOTAL COMMON STOCKS (Cost: $23,736,650)		24,547,954

PREFERRED STOCKS—12.7%
Brazil—12.7%
Banco Bradesco SA ADR	42,350	863,093
Companhia de Bebidas DAS Americas ADR	3,250	402,285
Companhia Energetica de Minas Gerais ADR	8,220	134,726
Gerdau SA ADR	13,110	178,427
Itau Unibanco Holding SA ADR	76,680	1,854,123
Tele Norte Leste Participacoes SA ADR*	8,380	117,990

TOTAL PREFERRED STOCKS (Cost: $3,256,622)		3,550,644

TOTAL INVESTMENTS IN SECURITIES—100.2%
(Cost: $26,993,272)		28,098,598
Liabilities in Excess of Other Assets—(0.2)%		(54,038)

Net Assets—100.0%		$28,044,560

*	Non-income producing security.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
144A
Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

The accompanying notes are an integral part of these financial statements.

18	EGA Emerging Global Shares Trust

Schedule of Investments

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
METALS & MINING TITANS INDEX FUND

September 30, 2010 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—95.5%
Brazil—19.4%
Companhia Siderurgica Nacional SA ADR	81,600	$1,441,872
Usinas Siderurgicas de Minas Gerais SA ADR*	29,600	793,280
Vale SA ADR	77,070	2,409,979

Total Brazil		4,645,131

China—20.7%
Aluminum Corp. of China, Ltd. Class H*	637,264	600,883
Angang Steel Co., Ltd. Class H	207,242	332,625
China Coal Energy Co. Class H	561,267	928,312
China Shenhua Energy Co., Ltd. Class H	326,519	1,350,121
Jiangxi Copper Co., Ltd. Class H	238,641	604,349
Yanzhou Coal Mining Co., Ltd. Class H	312,720	766,976
Zijin Mining Group Co., Ltd. Class H	460,600	391,586

Total China		4,974,852

India—6.5%
Sterlite Industries India Ltd. ADR	103,997	1,557,875

Indonesia—3.5%
Bumi Resources Tbk PT	3,525,590	839,426

Mexico—4.8%
Grupo Mexico SAB de CV Series B	395,725	1,146,956

Poland—2.8%
KGHM Polska Miedz SA	16,608	669,054

Russia—15.8%
Mining and Metallurgical Company Norilsk
Nickel JSC ADR	105,148	1,792,773
Novolipetsk Steel GDR	17,720	637,920
Polyus Gold ADR	31,969	821,603
Severstal GDR*	36,317	537,492

Total Russia		3,789,788

South Africa—20.5%
Anglo Platinum Ltd.*	8,799	833,939
AngloGold Ashanti, Ltd.	33,056	1,532,578
Gold Fields, Ltd.	62,139	940,866
Impala Platinum Holdings, Ltd.	62,373	1,609,787

Total South Africa		4,917,170

Turkey—1.5%
Eregli Demir ve Celik Fabrikalari TAS*	101,053	359,793

TOTAL COMMON STOCKS (Cost: $20,154,696)		22,900,045

PREFERRED STOCK—4.9%
Brazil—4.9%
Gerdau SA ADR	86,250	1,173,862

TOTAL PREFERRED STOCKS (Cost: $1,207,500)		1,173,862

TOTAL INVESTMENTS IN SECURITIES—100.4%
(Cost: $21,362,196)		24,073,907
Liabilities in Excess of Other Assets—(0.4)%		(101,644)

Net Assets—100.0%		$23,972,263

*	Non-income producing security.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust    19

Schedule of Investments (Consolidated)

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
CONSUMER TITANS INDEX FUND

September 30, 2010 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—88.1%
Brazil—4.7%
BRF—Brasil Foods SA ADR*	83,723	$1,300,218

Chile—2.3%
Lan Airlines SA ADR	21,510	633,254

China—9.3%
Ctrip.com International Ltd. ADR*	23,450	1,119,738
Dongfeng Motor Group Co., Ltd. Class H	476,000	973,681
New Oriental Education & Technology Group ADR*	4,709	459,504

Total China		2,552,923

India—17.2%
Bajaj Auto, Ltd.	23,020	753,023
Hero Honda Motors, Ltd.	15,128	625,522
Hindustan Unilever, Ltd.	163,900	1,127,257
ITC, Ltd.	400,784	1,590,292
Maruti Suzuki India, Ltd.	20,309	651,235

Total India		4,747,329

Indonesia—6.0%
Astra International Tbk PT	260,000	1,651,765

Malaysia—8.9%
Genting Berhad	350,140	1,125,166
Genting Malaysia Berhad	456,680	501,505
IOI Corp. Berhad	469,620	832,142

Total Malaysia		2,458,813

Mexico—19.7%
Fomento Economico Mexicano SAB de CV Series UB	282,200	1,443,293
Grupo Bimbo SAB de CV Series A	95,800	703,333
Grupo Televisa SA Series CPO	360,900	1,376,934
Wal-Mart de Mexico SAB de CV Series V	762,600	1,929,138

Total Mexico		5,452,698

Russia—5.4%
Magnit OJSC GDR	39,616	998,323
X5 Retail Group NV GDR*	12,628	505,120

Total Russia		1,503,443

South Africa—14.6%
Massmart Holdings, Ltd.	24,336	515,731
Naspers, Ltd. N Shares	36,496	1,783,381
Shoprite Holdings, Ltd.	48,661	690,393
Steinhoff International Holdings, Ltd.*	133,836	393,968
Tiger Brands, Ltd.*	24,336	661,587

Total South Africa		4,045,060

TOTAL COMMON STOCKS (Cost: $23,712,502)		24,345,503

PREFERRED STOCKS—11.6%
Brazil—11.6%
Companhia Brasileira de Distribuicao Grupo PAO
de Acucar ADR	10,485	723,675
Comphania de Bebidas DAS Americas ADR	20,076	2,485,007

TOTAL PREFERRED STOCKS (Cost: $3,142,058)		3,208,682

TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $26,854,560)		27,554,185
Other Assets in Excess of Liabilities—0.3%		79,885

Net Assets—100.0%		$27,634,070

*	Non-income producing security.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

The accompanying notes are an integral part of these financial statements.

20   EGA Emerging Global Shares Trust

Schedule of Investments

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
ENERGY TITANS INDEX FUND

September 30, 2010 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—98.3%
Brazil—8.2%
Petroleo Brasileiro SA ADR	22,250	$807,008

Chile—2.9%
Empresas Copec SA	15,260	286,283

China—13.7%
China Oilfield Services, Ltd. Class H	100,555	157,247
China Petroleum & Chemical Corp. Class H	544,066	482,169
PetroChina Co., Ltd. Class H	453,460	527,455
Suntech Power Holdings Co., Ltd. ADR*	18,523	178,562

Total China		1,345,433

Colombia—4.1%
Ecopetrol SA ADR	9,610	401,218

Hong Kong—7.6%
CNOOC Ltd.	384,800	745,491

Hungary—4.3%
MOL Hungarian Oil And Gas PLC*	4,015	422,109

India—8.6%
Reliance Industries, Ltd. GDR 144A	19,014	848,024

Poland—4.2%
Polski Koncern Naftowy Orlen SA*	14,156	194,467
Polskie Gornictwo Naftowe I Gazownictwo SA	177,777	219,798

Total Poland		414,265

Russia—28.8%
Gazprom OAO ADR	30,272	635,409
LUKOIL OAO ADR	7,773	441,507
NovaTek OAO GDR	3,586	308,038
Rosneft Oil Co. GDR*	51,206	341,544
Surgutneftegaz ADR	81,628	781,996
Tatneft ADR	10,270	321,348

Total Russia		2,829,842

South Africa—4.7%
Sasol, Ltd.	10,413	467,146

Thailand—10.3%
PTT Aromatics & Refining PCL	143,828	130,322
PTT Exploration and Production PCL	69,465	352,475
PTT PCL	49,889	488,205
Thai Oil PCL	24,646	42,836

Total Thailand		1,013,838

Turkey—0.9%
Tupras-Turkiye Petrol Rafinerileri AS	3,330	89,785

TOTAL INVESTMENTS IN SECURITIES—98.3%
(Cost: $8,508,336)		9,670,442
Other Assets in Excess of Liabilities—1.7%		167,275

Net Assets—100.0%		$9,837,717

*	Non-income producing security.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust     21

Schedule of Investments

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
FINANCIALS TITANS INDEX FUND

September 30, 2010 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—86.0%
Brazil—4.5%
Banco do Brasil SA ADR	23,720	$456,136

China—32.5%
Bank of China Ltd. Class H	943,890	494,852
Bank of Communications Co., Ltd. Class H	156,500	169,136
China Construction Bank Corp. Class H	741,100	649,150
China Life Insurance Co., Ltd. Class H	115,060	454,270
China Merchants Bank Co., Ltd. Class H	101,775	262,198
Industrial and Commercial Bank of China, Ltd. Class H	1,118,240	832,572
Ping An Insurance Group Co. of China Ltd. Class H	41,300	421,342

Total China		3,283,520

Hong Kong—2.2%
BOC Hong Kong Holdings, Ltd.	71,200	225,618

Hungary—2.1%
OTP Bank Nyrt.*	7,890	207,229

India—14.5%
HDFC Bank, Ltd. ADR	1,839	339,056
ICICI Bank, Ltd. ADR	11,156	556,127
State Bank of India, Ltd. GDR	3,930	563,169

Total India		1,458,352

Malaysia—5.0%
CIMB Group Holdings Berhad	112,100	296,682
Malayan Banking Berhad	72,900	207,813

Total Malaysia		504,495

Poland—4.6%
Bank Pekao SA	2,907	171,719
Powszechna Kasa Oszczednosci Bank Polski SA	19,399	293,409

Total Poland		465,128

South Africa—10.7%
ABSA Group, Ltd.	14,436	277,365
FirstRand, Ltd.	60,308	185,568
Sanlam, Ltd.	59,406	224,019
Standard Bank Group, Ltd.	24,899	396,282

Total South Africa		1,083,234

Spain—1.9%
Banco Santander SA ADR	15,010	190,027

Turkey—8.0%
Akbank TAS	34,514	211,173
Turkiye Garanti Bankasi AS	63,192	366,976
Turkiye Is Bankasi Class C	53,604	227,914

Total Turkey		806,063

TOTAL COMMON STOCKS (Cost: $7,632,960)		8,679,802

PREFERRED STOCKS—14.4%
Brazil—14.4%
Banco Bradesco SA ADR	35,320	719,822
Itau Unibanco Holding SA ADR	30,500	737,490

TOTAL PREFERRED STOCKS (Cost: $1,286,204)		1,457,312

TOTAL INVESTMENTS IN SECURITIES—100.4%
(Cost: $8,919,164)		10,137,114
Liabilities in Excess of Other Assets—(0.4)%		(37,535)

Net Assets—100.0%		$10,099,579

*	Non-income producing security.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

The accompanying notes are an integral part of these financial statements.

22    EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)

EMERGING GLOBAL SHARES INDXX
INDIA INFRASTRUCTURE INDEX FUND

September 30, 2010 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.8%
Construction & Engineering—7.7%
Lanco Infratech, Ltd.*	40,024	$64,131
Larsen & Toubro, Ltd.	6,986	319,201
Punj Lloyd, Ltd.	12,681	35,713

Total Construction & Engineering		419,045

Construction Materials—6.9%
ACC, Ltd.	8,470	186,581
Ambuja Cements, Ltd.	61,661	192,935

Total Construction Materials		379,516

Diversified Telecommunication Services—0.5%
Tata Communications, Ltd.*	3,814	26,019

Electric Utilities—11.4%
Power Grid Corp. of India, Ltd.	51,907	123,024
Reliance Infrastructure, Ltd.	9,655	229,713
Tata Power Co., Ltd.	8,962	270,286

Total Electric Utilities		623,023

Electrical Equipment—9.8%
ABB, Ltd	9,162	187,970
Bharat Heavy Electricals, Ltd.	5,053	278,711
Suzlon Energy, Ltd.*	61,913	72,199

Total Electrical Equipment		538,880

Gas Utilities—6.4%
Gail India, Ltd.	32,838	348,988

Independent Power Producers & Energy Traders—8.9%
GMR Infrastructure, Ltd.*	83,951	106,118
NTPC, Ltd.	55,123	266,139
Reliance Power, Ltd.*	33,034	118,212

Total Independent Power Producers & Energy Traders		490,469

Industrial Conglomerates—7.5%
Jaiprakash Associates, Ltd.	74,442	200,124
Siemens India, Ltd.	11,636	213,234

Total Industrial Conglomerates		413,358

Machinery—4.0%
Tata Motors, Ltd.	9,062	221,453

Metals & Mining—13.5%
Jindal Steel & Power, Ltd.	20,107	316,472
Steel Authority of India, Ltd.	47,004	214,544
Sterlite Industries India, Ltd.	56,709	210,632

Total Metals & Mining		741,648

Real Estate Management & Development—4.9%
DLF, Ltd.	12,529	105,452
Indiabulls Real Estate, Ltd.*	17,287	65,805
Unitech, Ltd.	48,785	95,866

Total Real Estate Management & Development		267,123

Transportation Infrastructure—7.4%
IL&FS Transportation Networks, Ltd.	36,551	258,993
Mundra Port And Special Economic Zone, Ltd.	39,618	147,813

Total Transportation Infrastructure		406,806

Wireless Telecommunication Services—10.9%
Bharti Airtel, Ltd.	28,130	229,309
Idea Cellular, Ltd.*	135,707	222,428
Reliance Communications, Ltd.	38,087	142,821

Total Wireless Telecommunication Services		594,558

TOTAL COMMON STOCKS (Cost: $5,177,986)		5,470,886

TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $5,177,986)		5,470,886
Other Assets in Excess of Liabilities—0.2%		12,374

Net Assets—100.0%		$5,483,260

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust     23

Schedule of Investments

EMERGING GLOBAL SHARES INDXX
CHINA INFRASTRUCTURE INDEX FUND

September 30, 2010 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—96.7%
Construction & Engineering—14.3%
China Communications Construction Co., Ltd. Class H	398,000	$378,354
China Railway Construction Corp., Ltd. Class H	320,000	430,338
China Railway Group, Ltd. Class H	498,000	390,025

Total Construction & Engineering		1,198,717

Construction Materials—6.7%
China National Building Material Co., Ltd. Class H	171,600	401,856
China Shanshui Cement Group, Ltd	266,000	163,098

Total Construction Materials		564,954

Diversified Telecommunication Services—8.3%
China Communications Services Corp., Ltd. Class H	402,000	238,201
China Telecom Corp., Ltd. Class H	837,600	459,627

Total Diversified Telecommunication Services		697,828

Electrical Equipment—6.7%
China High Speed Transmission Equipment
Group Co., Ltd.	134,000	290,674
Shanghai Electric Group Co. Ltd. Class H	484,000	268,709

Total Electrical Equipment		559,383

Independent Power Producers & Energy Traders—8.1%
Datang International Power Generation Co., Ltd.
Class H	700,000	292,148
Huaneng Power International, Inc. Class H	614,000	382,010

Total Independent Power Producers & Energy Traders		674,158

Machinery—2.2%
China National Materials Co., Ltd. Class H	218,000	181,405

Metals & Mining—18.9%
Aluminum Corp. of China, Ltd. Class H*	386,000	363,963
Angang Steel Co., Ltd. Class H	176,000	282,481
China Molybdenum Co., Ltd. Class H	201,000	144,215
Fosun International	233,000	185,183
Hidili Industry International Development, Ltd.	154,000	151,159
Jiangxi Copper Co., Ltd. Class H	182,000	460,908

Total Metals & Mining		1,587,909

Real Estate Management & Development—20.7%
Agile Property Holdings Ltd.	296,400	335,985
Country Garden Holdings Co.	812,500	264,791
E-House China Holdings, Ltd. ADS	6,445	121,617
Guangzhou R&F Properties Co. Ltd. Class H	209,200	293,729
Renhe Commercial Holdings	882,000	164,739
Shui On Land, Ltd.	572,500	280,232
Soho China, Ltd.	388,000	275,386

Total Real Estate Management & Development		1,736,479

Semiconductors & Semiconductor Equipment—6.2%
Suntech Power Holdings Co., Ltd. ADR*	27,482	264,927
Yingli Green Energy Holding Co., Ltd. ADR*	18,341	253,839

Total Semiconductors & Semiconductor Equipment		518,766

Transportation Infrastructure—4.6%
Beijing Capital International Airport Co., Ltd. Class H	324,000	170,280
Jiangsu Expressway Co., Ltd. Class H	208,000	217,828

Total Transportation Infrastructure		388,108

TOTAL COMMON STOCKS (Cost: $7,865,792)		8,107,707

TOTAL INVESTMENTS IN SECURITIES—96.7%
(Cost: $7,865,792)		8,107,707
Other Assets in Excess of Liabilities—3.3%		276,992

Net Assets—100.0%		$8,384,699

*	Non-income producing security.
ADR	American Depositary Receipts
ADS	American Depositary Shares

The accompanying notes are an integral part of these financial statements.

24     EGA Emerging Global Shares Trust

Schedule of Investments

EMERGING GLOBAL SHARES INDXX
BRAZIL INFRASTRUCTURE INDEX FUND

September 30, 2010 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—67.5%
Aerospace & Defense—4.9%
Empresa Brasileira de Aeronautica SA	309,700	$2,160,698

Air Freight & Logistics—0.5%
Log-In Logistica Intermodal SA*	39,600	212,468

Construction Materials—1.1%
Magnesita Refratarios SA*	71,000	484,034

Electric Utilities—9.2%
Centrais Eletricas Brasileiras SA*	113,200	1,433,207
Companhia Energetica de Minas Gerais	99,820	1,188,389
CPFL Energia SA	62,400	1,432,747

Total Electric Utilities		4,054,343

Independent Power Producers & Energy Traders—4.8%
Tractebel Energia SA	141,300	2,110,076

Machinery—5.3%
Lupatech SA*	19,400	255,010
Weg SA	188,900	2,074,979

Total Machinery		2,329,989

Metals & Mining—13.9%
Companhia Siderurgica Nacional SA	116,200	2,022,629
Gerdau SA	172,900	1,770,638
Vale SA *	76,400	2,356,666

Total Metals & Mining		6,149,933

Real Estate Management & Development—2.0%
BR Malls Participacoes SA	109,300	901,264

Road & Rail—2.1%
Localiza Rent A Car SA	54,600	908,818

Transportation Infrastructure—11.3%
Companhia de Concessoes Rodoviarias	104,300	2,668,755
LLX Logistica SA*	332,800	1,811,130
Obrascon Huarte Lain Brasil SA	15,600	488,939

Total Transportation Infrastructure		4,968,824

Water Utilities—5.2%
Companhia de Saneamento Basico do Estado
de Sao Paulo*	78,000	1,740,751
Companhia de Saneamento de Minas Gerais*	35,100	536,175

Total Water Utilities		2,276,926

Wireless Telecommunication Services—7.2%
Tim Participacoes SA*	282,500	1,222,244
VIVO Participacoes SA ADR	71,697	1,948,007

Total Wireless Telecommunication Services		3,170,251

TOTAL COMMON STOCKS (Cost: $28,177,866)		29,727,624

PREFERRED STOCKS—31.5%
Diversified Telecommunication Services—8.7%
Brasil Telecom SA*	204,200	1,348,718
Telemar Norte Leste SA Class A*	54,600	1,444,119
Telesp - Telecomunicacoes de Sao Paulo SA	42,900	1,050,850

Total Diversified Telecommunication Services		3,843,687

Gas Utilities—2.7%
Companhia de Gas de Sao Paulo Class A	54,600	1,176,307

Independent Power Producers & Energy Traders—8.2%
AES Tiete SA	155,100	2,056,160
CESP - Companhia Energetica de Sao Paulo Class B	104,400	1,558,420

Total Independent Power Producers & Energy Traders		3,614,580

Machinery—1.6%
Randon SA Implemetos e Participacoes	100,700	707,313

Media—4.5%
Net Servicos de Comunicacao SA*	153,800	2,001,706

Oil, Gas & Consumable Fuels—5.8%
Ultrapar Participacoes SA	42,900	2,573,443

TOTAL PREFERRED STOCKS (Cost: $13,010,117)		13,917,036

TOTAL INVESTMENTS IN SECURITIES—99.0%
(Cost: $41,187,983)		43,644,660
Other Assets in Excess of Liabilities—1.0%		444,979

Net Assets—100.0%		$44,089,639

*	Non-income producing security.
ADR	American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust     25

Schedule of Investments (Consolidated)

EMERGING GLOBAL SHARES INDXX
INDIA SMALL CAP INDEX FUND

September 30, 2010 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.5%
Airlines—3.1%
Jet Airways India, Ltd.*	18,794	$340,705
Kingfisher Airlines, Ltd.*	113,919	187,985

Total Airlines		528,690

Auto Components—2.7%
Amtek Auto, Ltd.	105,439	387,638
Apollo Tyres, Ltd.	39,063	70,502

Total Auto Components		458,140

Building Products—0.8%
Electrosteel Castings, Ltd.	139,261	141,477

Capital Markets—0.7%
Indiabulls Securities, Ltd.	202,567	122,843

Chemicals—4.8%
Chambal Fertilizers & Chemicals, Ltd.	172,301	264,194
Godrej Industries, Ltd.	82,731	393,541
Nagarjuna Fertilizers & Chemicals, Ltd.	263,720	174,600

Total Chemicals		832,335

Commercial Banks—12.7%
Central Bank of India	83,820	362,999
Development Credit Bank, Ltd.*	156,715	203,675
Dhanlaxmi Bank, Ltd.	66,365	274,927
Indian Bank	80,561	499,663
UCO Bank	184,509	463,993
Vijaya Bank, Ltd	205,656	373,005

Total Commercial Banks		2,178,262

Computers & Peripherals—1.3%
Moser Baer India, Ltd.	155,317	231,411

Construction & Engineering—3.5%
Alstom Projects India, Ltd.	19,251	349,247
Maytas Infra, Ltd.*	29,921	150,154
Noida Toll Bridge Co., Ltd.	146,520	102,386

Total Construction & Engineering		601,787

Construction Materials—0.7%
Prism Cement, Ltd.	90,601	120,774

Containers & Packaging—0.7%
Everest Kanto Cylinder, Ltd.	45,507	120,515

Diversified Consumer Services—0.6%
Aptech, Ltd.	30,681	107,197

Diversified Financial Services—0.9%
Srei Infrastructure Finance, Ltd.	77,630	157,817

Diversified Telecommunication Services—2.0%
Tata Communications, Ltd.*	45,841	312,731
Tulip Telecom Ltd.	9,686	37,722

Total Diversified Telecommunication Services		350,453

Electrical Equipment—2.0%
Havells India, Ltd.	19,578	349,232

Energy Equipment & Services—1.2%
BGR Energy Systems, Ltd.	11,691	197,408

Food Products—5.6%
KS Oils Ltd.	161,187	173,975
McLeod Russel India, Ltd.	54,462	282,461
Ruchi Soya Industries, Ltd.	119,028	343,959
Triveni Engineering & Industries, Ltd.	60,956	167,193

Total Food Products		967,588

Health Care Providers & Services—1.1%
Fortis Healthcare, Ltd.*	52,616	184,715

Hotels, Restaurants & Leisure—1.1%
Hotel Leelaventure, Ltd.	167,358	196,651

Household Durables—1.8%
Videocon Industries Ltd.	49,985	302,068

Independent Power Producers & Energy Traders—1.5%
Jaiprakash Power Ventures, Ltd.*	183,884	260,675

IT Services—7.7%
Core Projects & Technologies, Ltd.	41,337	275,841
Firstsource Solutions, Ltd.*	376,770	225,551
Hexaware Technologies, Ltd.	119,483	201,952
NIIT, Ltd.	123,347	182,955
Patni Computer Systems, Ltd.	47,054	434,308

Total IT Services		1,320,607

Machinery—3.1%
Escorts, Ltd.	53,090	253,960
Praj Industries, Ltd.	164,275	270,532

Total Machinery		524,492

Marine—2.6%
Mercator Lines, Ltd.	142,655	178,418
Shipping Corp. of India, Ltd.	75,164	270,815

Total Marine		449,233

Media—3.5%
Deccan Chronicle Holdings, Ltd.	89,366	258,542
Dish TV India, Ltd.*	280,408	345,089

Total Media		603,631

Metals & Mining—6.1%
Gujarat Mineral Development Corp., Ltd.	82,581	240,199
Jai Corp., Ltd.	36,552	204,459
Jindal South West Holdings, Ltd.*	4,891	232,082
JSL Stainless, Ltd.*	75,323	214,143
Prakash Industries Ltd.*	44,897	164,361

Total Metals & Mining		1,055,244

Oil, Gas & Consumable Fuels—2.9%
Mangalore Refinery & Petrochemicals, Ltd.	193,157	328,627
Reliance Industrial Infrastructure	9,210	176,104

Total Oil, Gas & Consumable Fuels		504,731

Pharmaceuticals—1.8%
Orchid Chemicals & Pharmaceuticals, Ltd.	58,789	306,537

Real Estate Management & Development—6.3%
Ackruti City, Ltd.	12,926	146,031
Anant Raj Industries, Ltd.	106,820	334,593
Orbit Corp. Ltd.	66,824	178,678
Parsvnath Developers Ltd.*	52,001	168,090
Sobha Developers, Ltd.	29,145	247,507

Total Real Estate Management & Development		1,074,899

Software—7.4%
3i Infotech, Ltd.	131,527	175,916
Allied Digital Services, Ltd.	27,596	144,259
Geodesic, Ltd.	79,015	163,886
ICSA India, Ltd.	49,682	137,376
NIIT Technologies, Ltd.	35,316	159,388
OnMobile Global, Ltd.*	28,686	219,223
Polaris Software Lab, Ltd.	74,085	268,493

Total Software		1,268,541

The accompanying notes are an integral part of these financial statements.

26     EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated) (continued)

EMERGING GLOBAL SHARES INDXX
INDIA SMALL CAP INDEX FUND

September 30, 2010 (Unaudited)

Investments	Shares	Value

Textiles, Apparel & Luxury Goods—6.6%
Alok Industries, Ltd.	370,448	$173,950
Arvind, Ltd.*	153,476	155,235
Bombay Dyeing & Manufacturing Co., Ltd.	13,864	192,479
Bombay Rayon Fashions, Ltd.	44,286	251,859
Rajesh Exports, Ltd.	76,083	167,201
SRF, Ltd.	31,140	200,208

Total Textiles, Apparel & Luxury Goods		1,140,932

Thrifts & Mortgage Finance—1.4%
Dewan Housing Finance Corp., Ltd.	36,856	235,112

Wireless Telecommunication Services—1.3%
Tata Teleservices Maharashtra, Ltd.*	449,514	221,081

TOTAL INVESTMENTS IN SECURITIES—99.5%
(Cost: $16,165,517)		17,115,078
Other Assets in Excess of Liabilities—0.5%		91,466

Net Assets—100.0%		$17,206,544

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust     27

Statements of Assets and Liabilities

EGA EMERGING GLOBAL SHARES TRUST

September 30, 2010 (Unaudited)

	Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund	Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund	Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund (Consolidated)

ASSETS:
Cost of Investments:	$26,993,272	$21,362,196	$26,854,560

Investments at value	28,098,598	24,073,907	27,554,185
Cash	—	—	2,278,015
Foreign cash*	6,103	—	—
Receivables:
Dividend and interest	101,490	8,495	44,039
Due from sub-adviser	78,203	34,875	5,686
Capital shares sold	—	—	18,385,641
Foreign currency sold	—	—	206,139
Prepaid trustee fees	591	413	—
Prepaid organization expenses	—	—	3,671
Prepaid expense and other assets	—	—	85

Total Assets	28,284,985	24,117,690	48,477,461

LIABILITIES:
Payables:
Capital shares payable	—	4,087	125
Due to custodian	78,669	5,474	207,291
Accrued investment advisory fees	36,290	30,790	317
Investment securities purchased	—	—	20,427,000
Trustee fees	—	—	16
Accrued expenses and other liabilities	125,466	105,076	208,642

Total Liabilities	240,425	145,427	20,843,391

NET ASSETS	$28,044,560	$23,972,263	$27,634,070

NET ASSETS:
Paid-in capital	$26,892,730	$21,587,132	$26,912,219
Accumulated net investment income (loss)	339,722	113,526	41,136
Undistributed (accumulated) net realized gain (loss) on investments
and foreign currency translations	(296,127)	(440,124)	(7,050)
Net unrealized appreciation (depreciation) on investments and
on foreign currency translations	1,108,235	2,711,729	687,765

NET ASSETS	$28,044,560	$23,972,263	$27,634,070

Outstanding beneficial interest shares (unlimited shares of beneficial
interest authorized, par value)	1,105,000	1,200,000	1,300,000

Net asset value per share	$25.38	$19.98	$21.26

* Cost of foreign cash	$6,066	$(1,308)	$(206,956)

	Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund	Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund	Emerging Global Shares INDXX India Infrastructure Index Fund (Consolidated)	Emerging Global Shares INDXX China Infrastructure Index Fund	Emerging Global Shares INDXX Brazil Infrastructure Index Fund	Emerging Global Shares INDXX India Small Cap Index Fund (Consolidated)

ASSETS:
Cost of Investments:	$8,508,336	$8,919,164	$5,177,986	$7,865,792	$41,187,983	$16,165,517

Investments at value	9,670,442	10,137,114	5,470,886	8,107,707	43,644,660	17,115,078
Cash	135,356	15,843	—	269,269	249,668	—
Foreign cash*	59,163	3,445	47,594	—	95,957	274,704
Receivables:
Dividend and interest	48,700	4,956	4,090	14,407	204,654	22,159
Due from sub-adviser	30,018	18,844	23,334	24,992	17,712	32,711
Capital shares sold	—	—	1,059,680	—	—	4,534,572
Foreign currency sold	—	—	1,136,373	—	—	—
Prepaid trustee fees	325	240	—	—	—	—
Prepaid organization expenses	—	—	—	29,631	23,588	4,197
Prepaid expense and other assets	—	142	80	1,260	1,260	1,845

Total Assets	9,944,004	10,180,584	7,742,037	8,447,266	44,237,499	21,985,266

LIABILITIES:
Payables:
Capital shares payable	—	—	—	—	—	—
Due to custodian	—	—	1,130,953	—	—	84,611
Accrued investment advisory fees	10,620	7,777	965	6,089	10,907	1,865
Investment securities purchased	—	—	1,110,032	—	126	—
Trustee fees	—	—	48	51	50	93
Accrued expenses and other liabilities	95,667	73,228	16,779	56,427	136,777	4,692,153

Total Liabilities	106,287	81,005	2,258,777	62,567	147,860	4,778,722

NET ASSETS	$9,837,717	$10,099,579	$5,483,260	$8,384,699	$44,089,639	$17,206,544

NET ASSETS:
Paid-in capital	$8,606,203	$8,419,540	$5,194,233	$7,806,791	$41,284,687	$16,216,075
Accumulated net investment income (loss)	66,084	135,028	2,073	121,022	340,953	44,574
Undistributed (accumulated) net realized gain (loss) on investments
and foreign currency translations	3,382	326,950	(1,991)	214,968	4,898	(11,319)
Net unrealized appreciation (depreciation) on investments and
on foreign currency translations	1,162,048	1,218,061	288,945	241,918	2,459,101	957,214

NET ASSETS	$9,837,717	$10,099,579	$5,483,260	$8,384,699	$44,089,639	$17,206,544

Outstanding beneficial interest shares (unlimited shares of beneficial
interest authorized, par value)	400,000	400,000	250,000	400,000	1,950,000	750,000

Net asset value per share	$24.59	$25.25	$21.93	$20.96	$22.61	$22.94

* Cost of foreign cash	$59,584	$3,370	$46,222	$—	$95,418	$267,482

The accompanying notes are an integral part of these financial statements.

28 & 29 EGA Emerging Global Shares Trust

Statements of Operations

EGA EMERGING GLOBAL SHARES TRUST

	Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund (Unaudited)	Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund (Unaudited)	Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund (Unaudited) (Consolidated)

	For the Period March 31, 2010 Through September 30, 2010	For the Period March 31, 2010 Through September 30, 2010	For the Period September 14, 2010[1] Through September 30, 2010

INVESTMENT INCOME:
Dividend income*	$484,557	$280,252	$44,965

EXPENSES:
Sub-advisory fees	107,055	105,818	3,330
Investment advisory fees	64,322	53,397	317
Administration and accounting fees	33,770	35,859	1,455
Organization and offering fees	33,491	19,846	2,329
Legal fees	21,921	16,656	233
Licensing fees	21,312	21,124	162
Custody fees	19,353	6,834	349
Shareholder reporting fees	7,589	7,103	29
Audit and tax fees	7,518	7,518	1,111
Pricing fees	6,438	6,496	699
Transfer agent fees	6,017	6,017	559
Insurance fees	4,536	3,765	21
Trustees’ fees and expenses	3,904	3,198	16
Registration fees	2,531	1,114	100
Exchange listing fees	1,662	1,287	233
Mauritius entity fees	—	—	1,397
Interest expense	—	816	499
Miscellaneous fees	157	162	—

Total expenses before reimbursements/waivers	341,576	297,010	12,839

Less: Reimbursements/waivers of expenses from sub-adviser	(234,521)	(190,376)	(9,010)

Net expenses	107,055	106,634	3,829

Net investment income (loss)	377,502	173,618	41,136

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(565,476)	(398,276)	(4,005)
In-Kind Redemption	354,811	—	—
Foreign currency translations	13,795	23,804	(3,045)

Net realized gain (loss)	(196,870)	(374,472)	(7,050)

Change in unrealized appreciation (depreciation) on:
Investments	(348,853)	(786,943)	699,625
Foreign currency translations	1,650	91	(11,860)

Change in unrealized appreciation (depreciation)	(347,203)	(786,852)	687,765

Net realized and unrealized gain (loss) on investments and foreign currency translations	(544,073)	(1,161,324)	680,715

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(166,571)	$(987,706)	$721,851

* Net of foreign taxes withheld of:	$43,885	$28,602	$—
1 Commencement of operations.

	Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund (Unaudited)	Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund (Unaudited)	Emerging Global Shares INDXX India Infrastructure Index Fund (Unaudited) (Consolidated)	Emerging Global Shares INDXX China Infrastructure Index Fund (Unaudited)	Emerging Global Shares INDXX Brazil Infrastructure Index Fund (Unaudited)	Emerging Global Shares INDXX India Small Cap Index Fund (Unaudited) (Consolidated)

	For the Period March 31, 2010 Through September 30, 2010	For the Period March 31, 2010 Through September 30, 2010	For the Period August 11, 2010[1] Through September 30, 2010	For the Period March 31, 2010 Through September 30, 2010	For the Period March 31, 2010 Through September 30, 2010	For the Period July 7, 2010[1] Through September 30, 2010

INVESTMENT INCOME:
Dividend income*	$150,064	$180,224	$6,464	$157,359	$494,341	$64,724

EXPENSES:
Sub-advisory fees	38,796	42,001	3,264	36,201	108,510	14,589
Investment advisory fees	18,769	16,680	965	13,381	33,014	1,865
Administration and accounting fees	35,859	30,983	4,367	19,846	19,846	7,363
Organization and offering fees	19,846	25,464	6,987	10,808	10,808	11,781
Legal fees	6,095	6,246	699	6,424	16,573	1,178
Licensing fees	10,205	9,634	384	4,259	12,766	1,716
Custody fees	5,777	7,206	849	7,741	15,034	3,528
Shareholder reporting fees	3,157	2,201	194	1,586	2,886	325
Audit and tax fees	7,143	7,093	2,858	5,171	5,171	4,187
Pricing fees	6,438	6,438	2,096	6,211	6,135	3,535
Transfer agent fees	6,017	6,017	1,677	6,017	6,017	2,828
Insurance fees	1,319	1,291	85	1,155	2,566	155
Trustees’ fees and expenses	1,229	1,009	48	690	1,592	93
Registration fees	2,295	515	500	584	1,224	500
Exchange listing fees	1,382	1,941	699	2,507	2,507	1,178
Mauritius entity fees	—	—	4,192	—	—	7,068
Interest expense	—	—	1,125	—	38	5,562
Miscellaneous fees	162	145	—	142	154	—

Total expenses before reimbursements/waivers	164,489	164,864	30,989	122,723	244,841	67,451

Less: Reimbursements/waivers of expenses from sub-adviser	(125,694)	(122,863)	(26,598)	(86,522)	(136,293)	(47,301)

Net expenses	38,795	42,001	4,391	36,201	108,548	20,150

Net investment income (loss)	111,269	138,223	2,073	121,158	385,793	44,574

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	66,747	59,794	(15,068)	(56,441)	(6,139)	7,984
In-Kind Redemption	—	223,615	—	271,627	—	—
Foreign currency translations	1,443	964	13,077	(218)	13,829	(19,303)

Net realized gain (loss)	68,190	284,373	(1,991)	214,968	7,690	(11,319)

Change in unrealized appreciation (depreciation) on:
Investments	50,875	564,975	292,900	88,140	2,665,082	949,561
Foreign currency translations	162	27	(3,955)	3	1,881	7,653

Change in unrealized appreciation (depreciation)	51,037	565,002	288,945	88,143	2,666,963	957,214

Net realized and unrealized gain (loss) on investments and foreign currency translations	119,227	849,375	286,954	303,111	2,674,653	945,895

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$230,496	$987,598	$289,027	$424,269	$3,060,446	$990,469

* Net of foreign taxes withheld of:	$18,471	$13,098	$—	$9,313	$2,196	$—
1 Commencement of operations.

The accompanying notes are an integral part of these financial statements.

30 & 31 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets

EGA EMERGING GLOBAL SHARES TRUST

	Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund		Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund		Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund (Consolidated)	Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund

	For the Period April 1, 2010[2] Through September 30, 2010 (Unaudited)	For the Period July 22, 2009[1,2] Through March 31, 2010	For the Period April 1, 2010[3] Through September 30, 2010 (Unaudited)	For the Period May 21, 2009[1,3] Through March 31, 2010	For the Period September 14, 2010[1] Through September 30, 2010	For the Period April 1, 2010[2] Through September 30, 2010 (Unaudited)	For the Period May 21, 2009[1,2] Through March 31, 2010

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$377,502	$59,079	$173,618	$(6,134)	$41,136	$111,269	$30,765
Net realized gain (loss) on investments and foreign currency translations	(196,870)	(155,887)	(374,472)	(67,719)	(7,050)	68,190	(122,738)
Net unrealized appreciation (depreciation) on investments and forward currency translations	(347,203)	1,455,438	(786,852)	3,498,581	687,765	51,037	1,111,011

Net increase (decrease) in net assets resulting from operations	(166,571)	1,358,630	(987,706)	3,424,728	721,851	230,496	1,019,038

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(45,229)	—	(56,190)	—	—	(21,996)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,055,523	30,341,841	—	24,271,605	26,912,219	—	8,610,179
Cost of shares redeemed	(8,599,634)	—	(2,680,174)	—	—	—	—

Net increase (decrease) in net assets resulting from capital share transactions	(3,544,111)	30,341,841	(2,680,174)	24,271,605	26,912,219	—	8,610,179

Net Increase (Decrease) in Net Assets	(3,710,682)	31,655,242	(3,667,880)	27,640,143	27,634,070	230,496	9,607,221

NET ASSETS:
Beginning of period	31,755,242	100,000	27,640,143	—	—	9,607,221	—

End of period	$28,044,560	$31,755,242	$23,972,263	$27,640,143	$27,634,070	$9,837,717	$9,607,221

Accumulated net investment income (loss) included in net assets at end of period	$339,722	$(37,780)	$113,526	$(60,092)	$41,136	$66,084	$(45,185)

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	1,305,000	5,000	1,350,000	—	—	400,000	400,000
Shares sold	200,000	1,300,000	—	1,350,000	1,300,000	—	—
Shares redeemed	(400,000)	—	(150,000)	—	—	—	—

Shares outstanding, end of period	1,105,000	1,305,000	1,200,000	1,350,000	1,300,000	400,000	400,000

	Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund		Emerging Global Shares INDXX India Infrastructure Index Fund (Consolidated)	Emerging Global Shares INDXX China Infrastructure Index Fund		Emerging Global Shares INDXX Brazil Infrastructure Index Fund		Emerging Global Shares INDXX India Small Cap Index Fund (Consolidated)

	For the Period April 1, 2010[2] Through September 30, 2010 (Unaudited)	For the Period September 16, 2009[1,2] Through March 31, 2010	For the Period August 11, 2010[1] Through September 30, 2010	For the Period April 1, 2010 Through September 30, 2010 (Unaudited)	For the Period February 17, 2010[1] Through March 31, 2010	For the Period April 1, 2010 Through September 30, 2010 (Unaudited)	For the Period February 24, 2010[1] Through March 31, 2010	For the Period July 7, 2010[1] Through September 30, 2010 (Unaudited)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$138,223	$18,076	$2,073	$121,158	$(4,237)	$385,793	$10,777	$44,574
Net realized gain (loss) on investments and foreign currency translations	284,373	30,056	(1,991)	214,968	3,831	7,690	(58,409)	(11,319)
Net unrealized appreciation (depreciation) on investments and forward currency translations	565,002	653,059	288,945	88,143	153,775	2,666,963	(207,862)	957,214

Net increase (decrease) in net assets resulting from operations	987,598	701,191	289,027	424,269	153,369	3,060,446	(255,494)	990,469

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(13,750)	—	—	—	—	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,605,635	6,164,649	5,194,233	6,518,077	6,081,584	29,726,457	11,558,230	16,216,075
Cost of shares redeemed	(2,345,744)	—	—	(4,792,600)	—	—	—	—

Net increase (decrease) in net assets resulting from capital share transactions	2,259,891	6,164,649	5,194,233	1,725,477	6,081,584	29,726,457	11,558,230	16,216,075

Net Increase (Decrease) in Net Assets	3,247,489	6,852,090	5,483,260	2,149,746	6,234,953	32,786,903	11,302,736	17,206,544

NET ASSETS:
Beginning of period	6,852,090	—	—	6,234,953	—	11,302,736	—	—

End of period	$10,099,579	$6,852,090	$5,483,260	$8,384,699	$6,234,953	$44,089,639	$11,302,736	$17,206,544

Accumulated net investment income (loss) included in net assets at end of period	$135,028	$(3,195)	$2,073	$121,022	$(136)	$340,953	$(44,840)	$44,574

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	300,000	—	—	300,000	—	550,000	—	—
Shares sold	200,000	300,000	250,000	350,000	300,000	1,400,000	550,000	750,000
Shares redeemed	(100,000)	—	—	(250,000)	—	—	—	—

Shares outstanding, end of period	400,000	300,000	250,000	400,000	300,000	1,950,000	550,000	750,000

1	Commencement of operations.
2	On September 16, 2010, there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis.
3	On September 16, 2010, there was a 3 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis.

The accompanying notes are an integral part of these financial statements.

32 & 33 EGA Emerging Global Shares Trust

Financial Highlights

EGA EMERGING GLOBAL SHARES TRUST

For a share outstanding throughout each period

	Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund		Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund		Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund (Consolidated)	Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund

	For the Period April 1, 2010[8] Through September 30, 2010 (Unaudited)	For the Period July 22, 2009[1,8] Through March 31, 2010	For the Period April 1, 2010[9] Through September 30, 2010 (Unaudited)	For the Period May 21, 2009[1,9] Through March 31, 2010	For the Period September 14, 2010[1] Through September 30, 2010 (Unaudited)	For the Period April 1, 2010[8] Through September 30, 2010 (Unaudited)	For the Period May 21, 2009[1,8] Through March 31, 2010

Net asset value, beginning of period	$24.34	$20.00	$20.47	$13.73	$20.00	$24.02	$20.49

Investment operations:
Net investment income (loss)[2]	0.31	0.09	0.13	(0.01)	0.08	0.28	0.09
Net realized and unrealized gain on investments	0.73[7]	4.31	(0.62)	6.82	1.18	0.29	3.50

Total from investment operations	1.04	4.40	(0.49)	6.81	1.26	0.57	3.59

Less: Distributions from net investment income	—	(0.06)	—	(0.07)	—	—	(0.06)

Net asset value, end of period	$25.38	$24.34	$19.98	$20.47	$21.26	$24.59	$24.02

NET ASSET VALUE TOTAL RETURN[3]	4.27%	21.96%	(2.39)%	49.69%	6.30%	2.37%	17.53%[4]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s ommited)	$28,045	$31,755	$23,972	$27,640	$27,634	$9,838	$9,607
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[5]	0.75%	0.75%	0.86%	0.85%	0.98%	0.85%	0.85%
Expenses, prior to expense reimbursements/waivers[5]	2.39%	3.43%	2.39%	4.37%	3.28%	3.60%	5.90%
Net investment income (loss)[5]	2.64%	0.52%	1.39%	(0.06)%	10.52%	2.44%	0.49%

Portfolio turnover rate[6]	35%	6%	35%	17%	0%	16%	49%

	Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund		Emerging Global Shares INDXX India Infrastructure Index Fund (Consolidated)	Emerging Global Shares INDXX China Infrastructure Index Fund		Emerging Global Shares INDXX Brazil Infrastructure Index Fund		Emerging Global Shares INDXX India Small Cap Index Fund (Consolidated)

	For the Period April 1, 2010[8] Through September 30, 2010 (Unaudited)	For the Period September 16, 2009[1,8] Through March 31, 2010	For the Period August 11, 2010[1] Through March 31, 2010 (Unaudited)	For the Period April 1, 2010 Through September 30, 2010 (Unaudited)	For the Period February 17, 2010[1] Through March 31, 2010	For the Period April 1, 2010 Through September 30, 2010 (Unaudited)	For the Period February 24, 2010[1] Through March 31, 2010	For the Period July 7, 2010[1] Through March 31, 2010 (Unaudited)

Net asset value, beginning of period	$22.84	$20.12	$20.00	$20.78	$20.09	$20.55	$20.00	$20.00

Investment operations:
Net investment income (loss)[2]	0.31	0.08	0.02	0.27	(0.02)	0.31	0.03	0.13
Net realized and unrealized gain on investments	2.10	2.71	1.91	(0.09)[7]	0.71	1.75	0.52[7]	2.81

Total from investment operations	2.41	2.79	1.93	0.18	0.69	2.06	0.55	2.94

Less: Distributions from net investment income	—	(0.07)	—	—	—	—	—	—

Net asset value, end of period	$25.25	$22.84	$21.93	$20.96	$20.78	$22.61	$20.55	$22.94

NET ASSET VALUE TOTAL RETURN[3]	10.55%	13.87%	9.65%	0.87%	3.43%	10.02%	2.75%	14.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s ommited)	$10,100	$6,852	$5,483	$8,385	$6,235	$44,090	$11,303	$17,207
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[5]	0.85%	0.85%	1.14%	0.85%	0.85%	0.85%	0.85%	1.17%
Expenses, prior to expense reimbursements/waivers[5]	3.34%	5.47%	8.07%	2.88%	7.82%	1.92%	5.67%	3.93%
Net investment income (loss)[5]	2.80%	0.67%	0.54%	2.84%	(0.85)%	3.02%	1.58%	2.60%

Portfolio turnover rate[6]	34%	12%	0%	1%	1%	0%	1%	0%

1	Commencement of operations.
2	Based on average shares outstanding.
3

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.

4

For the period ended March 31, 2010, 0.61% of the Fund’s total return consists of a voluntary reimbursement by the current and former sub-advisers for a realized investment loss, and another (0.91)% consists of a loss on an investment not meeting the Fund’s investment restrictions. Excluding these items, total return would have been 17.83%.

5	Annualized.
6	Not annualized.
7

The realized and unrealized gain on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 9).

8	On September 16, 2010, there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis.
9	On September 16, 2010, there was a 3 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis.

The accompanying notes are an integral part of these financial statements.

34 & 35 EGA Emerging Global Shares Trust

Notes to Financial Statements
September 30, 2010 (Unaudited)

1. ORGANIZATION

EGA Emerging Global Shares Trust (the “Trust”) is a Delaware statutory trust organized on September 12, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of nineteen separate non-diversified series. As of the date of this report, only the following funds (each a “Fund” and collectively the “Funds”) are being publicly offered:

Funds	Commencement of Operations

Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund (“Composite Fund”)	July 22, 2009

Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund (“Metals & Mining Fund”)	May 21, 2009

Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund (“Consumer Fund”)	September 14, 2010

Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund (“Energy Fund”)	May 21, 2009

Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund (“Financials Fund”)	September 16, 2009

Emerging Global Shares INDXX India Infrastructure Index Fund (“India Infrastructure Fund”)	August 11, 2010

Emerging Global Shares INDXX China Infrastructure Index Fund (“China Infrastructure Fund”)	February 17, 2010

Emerging Global Shares INDXX Brazil Infrastructure Index Fund (“Brazil Infrastructure Fund”)	February 24, 2010

Emerging Global Shares INDXX India Small Cap Index Fund (“India Small Cap Fund”)	July 7, 2010

The Composite Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Composite Titans 100 Index. The Dow Jones Emerging Markets Composite Titans 100 Index is a stock market index comprised of a representative sample of 100 emerging markets companies that Dow Jones Indices deem to be the 10 leading companies in each of the 10 industrial sectors, as defined by the Industry Classification Benchmark system (“ICB”), across the developing world.

The Metals & Mining Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Metals & Mining Titans Index. The Dow Jones Emerging Markets Metals & Mining Titans Index is a stock market index comprised of 30 leading emerging markets companies that Dow Jones Indices deem to be in the Metals & Mining sector of the global economy. The Metals & Mining sector is a sub-sector of the Basic Materials industry, as defined by ICB.

The Consumer Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 Index. The Dow Jones Emerging Markets Consumer Titans 30 Index is a stock market index comprised of publicly traded firms in the Consumer Goods industry and Consumer Services industry as defined by ICB.

The Energy Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Oil and Gas Titans Index. The Dow Jones Emerging Markets Oil and Gas Titans Index is a stock market index comprised of 30 leading emerging markets companies that Dow Jones Indices deem to be part of the Oil and Gas sector of the global economy, which also includes alternative energy sources other than oil and gas.

The Financials Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Financials Titans Index. The Dow Jones Emerging Markets Financials Titans Index is a stock market index comprised of 30 leading emerging markets companies that Dow Jones Indices deem to be part of the Financials sector of the global economy.

The India Infrastructure Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX India Infrastructure Index. The INDXX India Infrastructure Index is a free-float market capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s Infrastructure industries, as defined by ICB.

The China Infrastructure Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index, by investing in Chinese mid cap infrastructure companies that are included in the INDXX China Infrastructure Index, which are generally defined as companies that are domiciled in China and that have a market capitalization of at least $200 million at the time of purchase. The INDXX China Infrastructure Index is a free-float market capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s Infrastructure sectors.

36   EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

The Brazil Infrastructure Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index, by investing in Brazilian mid cap infrastructure companies that are included in the INDXX Brazil Infrastructure Index, which are generally defined as companies that are domiciled in Brazil and that have a market capitalization of at least $200 million at the time of purchase. The INDXX Brazil Infrastructure Index is a free-float market capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s Infrastructure sectors.

The India Small Cap Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index. The INDXX India Small Cap Index is a free-float market capitalization weighted stock market index comprised of a representative sample of 75 Indian companies that INDXX, LLC determines to be the representative of small market capitalization companies domiciled in India.

2. CONSOLIDATION OF SUBSIDIARIES

The Consolidated Schedule of Investments, Consolidated Statements of Asset and Liabilities, of Operations and of Changes in Net Assets and the Consolidated Financial Highlights of the Funds listed below include the accounts of wholly-owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Fund	Wholly-owned Subsidiary

Consumer Fund	EG Shares Consumer Mauritius

India Infrastructure Fund	EG Shares India Infrastructure Mauritius

India Small Cap Fund	EG Shares India Small Cap Mauritius

The Consumer Fund may invest its assets in a wholly owned subsidiary in Mauritius, which in turn invests virtually all of its assets in Indian securities, based on the number of Indian securities that are included in the Underlying Index.

The India Infrastructure Fund and India Small Cap Fund invests substantially all of their assets in wholly owned subsidiaries in Mauritius, which in turn, invests at least 90% of their assets in Indian securities, and to some extent ADRs and GDRs, based on the number of Indian securities that are included in each respective Underlying Index.

By investing in a wholly owned subsidiary, The Consumer Fund, the India Infrastructure Fund and India Small Cap Fund each obtain benefits under the tax treaty between Mauritius and India. Each Subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed to modify the current tax treaty with Mauritius. Any change in the provision of this treaty could result in the imposition of withholding and other taxes on these Funds by authorities in India. This would reduce the return on investment and the return received by each Fund’s shareholders.

A summary of each Funds’ investment in its corresponding subsidiary is as follows:

		Subsidiary Net	% of Fund’s Total
	Inception Date	Assets at	Net assets at
Fund	of Subsidiary	September 30, 2010	September 30, 2010

Consumer Fund	September 14, 2010	$4,704,563	17.0%

India Infrastructure Fund	August 11, 2010	5,478,020	99.9

India Small Cap Fund	July 7, 2010	17,177,086	99.8

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Funds.

Indemnifications

In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known as this would involve future claims that may be made against the Trust that have not yet occurred; however, the Trust expects any risk of loss to be remote.

EGA Emerging Global Shares Trust   37

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

Investment Valuation

The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of a Fund is computed by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding at the time such computation is made.

Securities Valuation

Equity securities (including American Depositary Receipts and Global Depositary Receipts) are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board of Trustees (the “Board”) believe accurately reflects fair value. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Funds. Use of a rate different from the rate used by Dow Jones Indices or INDXX Indices may adversely affect a Fund’s ability to track its Underlying Index.

Foreign Currency Translations

Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Security Transactions and Related Income

Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.

Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If so qualified, a Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Each Fund expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually, and will also declare and pay net realized capital gains, if any, at least annually, except where the costs of such distributions exceed the amount of tax that the distributions are intended to avoid, in which case the Fund will pay the applicable tax. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. Distributions to shareholders are recorded on the ex-dividend date.

38   EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

The Funds are subject to accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken by the Funds and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Accounting for uncertainty in income taxes requires management of the Funds to analyze all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years are those years that are open for examination by the relevant income taxing authority. As of March 31, 2010, the Funds have no examinations in progress.

There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund in the Trust.

Organizational and Offering Expenses

Costs incurred in connection with the organization and initial offering of the Funds are being amortized over a 12-month period.

4. CONCENTRATION OF MARKET RISK

The India Infrastructure Fund and India Small Cap Fund only invests in Indian securities, therefore, their NAVs will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

The China Infrastructure Fund only invests in Chinese securities, therefore, its NAV will be much more sensitive to changes in economic, political and other factors within China than would a fund that invested in a greater variety of countries. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

The Brazil Infrastructure Fund only invests in Brazilian securities, therefore, its NAV will be much more sensitive to changes in economic, political and other factors within Brazil than would a fund that invested in a greater variety of countries. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

5. DISTRIBUTION AGREEMENT

The Distributor serves as the distributor of Creation Units for the Funds pursuant to a distribution agreement. The Distributor does not maintain a secondary market in shares. The Funds have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the periods ended September 30, 2010, no fees were paid by the Funds under the Plan, and there are no current plans to impose these fees.

EGA Emerging Global Shares Trust   39

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

6. FEDERAL INCOME TAX MATTERS

At September 30, 2010, the cost of investments on a tax basis including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period were as follows:

Funds	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Composite Fund*	$27,160,240	$2,109,123	$(1,170,765)	$938,358

Metals & Mining Fund*	21,391,907	2,993,438	(311,438)	2,682,000

Consumer Fund	26,854,560	743,709	(44,084)	699,625

Energy Fund*	8,537,784	1,431,354	(298,696)	1,132,658

Financials Fund*	8,998,682	1,372,367	(233,935)	1,138,432

India Infrastructure Fund	5,177,986	301,678	(8,778)	292,900

China Infrastructure Fund*	7,865,792	541,771	(299,856)	241,915

Brazil Infrastructure Fund*	41,188,806	3,068,146	(612,292)	2,455,854

India Small Cap Fund	16,165,516	1,123,198	(173,637)	949,561

*	Cost of investments on a tax basis, includes the adjustment for financial reporting purposes, as of the most recently completed Federal income tax reporting period-end.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, expensing of organization costs and deferral of post-October losses. At March 31, 2010, the components of accumulated earnings/loss on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)

Composite Fund	$63,856	$(33,925)	$1,288,470	$1,318,401

Metals & Mining Fund	—	(96,034)	3,468,871	3,372,837

Energy Fund	14,117	(94,662)	1,081,563	1,001,018

Financials Fund	135,515	(16,615)	573,541	692,441

China Infrastructure Fund	—	(136)	153,775	153,639

Brazil Infrastructure Fund	—	(46,809)	(208,685)	(255,494)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind, non-deductible organization costs and tax treatment of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

Certain net losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the periods ended March 31, 2010, the Funds deferred to April 1, 2010 post October losses of:

Funds	Post October Currency Losses	Post October Capital Losses

Composite Fund	$—	$—

Metals & Mining Fund	853	9,466

Energy Fund	—	29,448

Financials Fund	—	—

China Infrastructure Fund	136	—

Brazil Infrastructure Fund	44,840	1,969

40   EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

At March 31, 2010, the Funds listed below had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

Funds	Fiscal Year 2018

Composite Fund	$—

Metals & Mining Fund	26,475

Energy Fund	35,360

Financials Fund	—

China Infrastructure Fund	—

Brazil Infrastructure Fund	—

7. FAIR VALUE MEASUREMENT

The authoritative guidance for fair value measurements and disclosures, Accounting Standards CodificationTM (“ASC”) 820-10-65-4 (formerly FAS 157-4) establishes an authoritative framework for the measurement of fair value, and enhances disclosures about fair value measurements. The Funds utilized various inputs in determining the value of each Fund’s investments. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. Also included is guidance on identifying circumstances that indicate a transaction is not orderly and outlines additional disclosure based on investment type. These inputs are summarized in the three broad levels as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following summarizes inputs used as of September 30, 2010 in valuing the Funds’ assets and liabilities carried at fair value:

Funds	Quoted Prices in Active Market (Level 1)		Other Significant Inputs (Level 2) Common Stock	Significant Unobservable Inputs (Level 3)	Total
	Common Stock	Preferred Stock

Composite Fund*	$24,547,954	$3,550,644	$—	$—	$28,098,598

Metals & Mining Fund*	22,900,045	1,173,862	—	—	24,073,907

Consumer Fund*	24,345,503	3,208,682	—	—	27,554,185

Energy Fund*	9,670,442	—	—	—	9,670,442

Financials Fund*	8,679,802	1,457,312	—	—	10,137,114

India Infrastructure Fund**	5,470,886	—	—	—	5,470,886

China Infrastructure Fund**	8,107,707	—	—	—	8,107,707

Brazil Infrastructure Fund**	29,727,624	13,917,036	—	—	43,644,660

India Small Cap Fund**	17,115,078	—	—	—	17,115,078

*	Please refer to the schedule of investments to view securities segregated by country.
**	Please refer to the schedule of investments to view securities segregated by industry type.

Transfers between Level 1 and 2 securities are deemed to be insignificant and do not require further disclosure. The Funds did not hold any Level 3 securities during the periods reported.

EGA Emerging Global Shares Trust   41

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

8. INVESTMENT TRANSACTIONS

During the periods ended September 30, 2010, the cost of purchases and proceeds from sales of investments (excluding cost of in-kind transactions, proceeds from in-kind sales, and short-term investments) were:

Funds	Purchases	Sales

Composite Fund	$9,802,008	$10,035,562

Metals & Mining Fund	8,749,961	11,152,405

Consumer Fund	11,759,487	—

Energy Fund	1,422,960	1,501,066

Financials Fund	4,317,322	3,438,702

India Infrastructure Fund	5,177,986	—

China Infrastructure Fund	3,767,569	84,869

Brazil Infrastructure Fund	28,782,338	1,758

India Small Cap Fund	16,165,516	—

For the periods ended September 30, 2010, the cost of in-kind transactions and proceeds from in-kind sales were as follows:

Funds	Purchases	Sales

Composite Fund	$3,617,278	$6,356,915

Metals & Mining Fund	—	—

Consumer Fund	15,095,073	—

Energy Fund	—	—

Financials Fund	3,312,895	1,782,001

India Infrastructure Fund	—	—

China Infrastructure Fund	2,748,443	4,793,729

Brazil Infrastructure Fund	381,572	—

India Small Cap Fund	—	—

9. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with ALPS Advisors, Inc. (“ALPS” or the “Adviser”). The Adviser acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the Funds. Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-adviser. For its services, the Trust pays the Adviser an annual management fee consisting of the greater of $400,000 or 0.10% of each Fund’s average daily net assets, but not to exceed $1,000,000 per year. From time to time, the Adviser may waive all or a portion of its fee.

Emerging Global Advisors, LLC (“EGA”) serves as the sub-adviser to the Funds and provides investment advice and management services to the Funds. EGA supervises the day-to-day investment and reinvestment of the assets in each Fund and is responsible for designating the Deposit Securities and for monitoring each Fund’s adherence to its investment mandate. For its investment sub-advisory services, EGA receives from the Funds an annual fee equal to 0.75% of the average daily net assets of Composite Fund and 0.85% of the average daily nets assets of each of the other Funds.

The Trust and EGA have entered into a written fee waiver and expense reimbursement agreement pursuant to which EGA has agreed to reduce and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of each Fund (excluding any taxes, interest, brokerage fees and non-routine expenses) from exceeding 0.85% of average daily net assets (0.75% for Composite Fund) at least until May 21, 2011 (January 26, 2011, for India Infrastructure Fund, China Infrastructure Fund, Brazil Infrastructure Fund, and India Small Cap Fund and February 9, 2011 for the Consumer Fund). Under this fee waiver and expense assumption agreement, EGA retains the right to seek reimbursement from each Fund of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed within three years of such reimbursement, and provided such reimbursement does not cause a Fund to exceed any applicable fee waiver or expense limitation agreement that was in place at the time the fees were waived or expenses assumed.

42   EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

For the periods ended September 30, 2010, EGA reimbursed and/or waived the following fees, which are all available for recoupment:

Funds	Fees Reimbursed/ Waived

Composite Fund	$234,521

Metals & Mining Fund	190,376

Consumer Fund	9,010

Energy Fund	125,694

Financials Fund	122,863

India Infrastructure Fund	26,598

China Infrastructure Fund	86,522

Brazil Infrastructure Fund	136,293

India Small Cap Fund	47,301

The amounts available for potential future recoupment by EGA and the expiration schedule at September 30, 2010 are as follows:

	Potential Recoupment Amounts Expiring

Funds	Total Potential Recoupment Amount	March 31, 2014	March 31, 2013

Composite Fund	$536,968	$234,521	$302,447

Metals & Mining Fund	535,245	190,376	344,869

Consumer Fund	9,010	9,010	—

Energy Fund	444,056	125,694	318,362

Financials Fund	248,475	122,863	125,612

India Infrastructure Fund	26,598	26,598	—

China Infrastructure Fund	121,290	86,522	34,768

Brazil Infrastructure Fund	169,205	136,293	32,912

India Small Cap Fund	47,301	47,301	—

The Bank of New York Mellon serves as the Funds’ Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a Fund Administration and Accounting Agreement, a Custody Agreement and a Transfer Agency and Service Agreement, as the case may be.

ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, provides a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions under a Compliance Services Agreement. AFS also provides a Principal Financial Officer to the Trust under a PFO Services Agreement. As compensation for the foregoing services, AFS receives certain out of pocket costs, and fixed and asset-based fees, which are accrued daily and paid monthly by the Funds. Compensation for such services is included under the Advisory Agreement.

10. PAYMENTS BY AFFILIATES AND NET GAINS (LOSSES) REALIZED ON TRADING ERROR

As a result of a trade error by the Energy Fund’s former sub-adviser, the Energy Fund experienced an aggregate loss of $73,832, of which $25,000 was reimbursed by the former sub-adviser and $25,000 was reimbursed by EGA, resulting in a net loss to the Energy Fund of $23,832.

11. CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem Shares on a continuous basis at NAV in blocks of 50,000 shares called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of a Fund.

Only “Authorized Participants” may purchase or redeem shares directly from a Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Distributors. Most retail investors will not qualify as Authorized Participants or do not have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

EGA Emerging Global Shares Trust   43

Notes to Financial Statements (concluded)
September 30, 2010

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the corresponding Index and an amount of cash (except for the Brazil Infrastructure Fund, which are offered in Creation Units solely or partially for cash in U.S. dollars). Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” in the Statements of Assets and Liabilities.

12. TRUSTEES’ FEES

The Trust compensates each Trustee who is not an employee of the Adviser, EGA or its affiliates. The interested Trustees do not receive any compensation from the Trust for serving as Trustees.

13. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for this report, and other required disclosures are effective for fiscal years beginning after December 31, 2010, and for interim periods within those fiscal years. Management has evaluated the impact ASU No. 2010-06 and does not expect it to materially impact the financial statements disclosures.

14. ADDITIONAL INFORMATION

During the period ended September 30, 2010, shares of the Composite Fund, Metal & Mining Fund, Energy Fund and Financials Fund were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The stock splits have no impact on the net assets of the Fund or the value of a shareholder’s investment in the Fund. A summary of the stock splits is as follows:

Fund	Effective Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split

Composite Fund	9/16/2010	2 : 1	$49.06	$24.53	552,500	1,105,000

Metals & Mining Fund	9/16/2010	3 : 1	57.09	19.03	400,000	1,200,000

Energy Fund	9/16/2010	2 : 1	47.78	23.89	200,000	400,000

Financials Fund	9/16/2010	2 : 1	48.36	24.18	200,000	400,000

15. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that would require disclosure.

44   EGA Emerging Global Shares Trust

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Trust is 171 East Ridgewood Ave., Ridgewood, NJ 07450.

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Directorships Held by Trustee

Robert Willens, 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January, 2008; Lehman Brothers, Inc., Managing Director, Equity Research Department, January 2004 to January 2008.	19	Daxor Corp. (Medical Products and Biotechnology), since 2004.

Ron Safir, 1951	Trustee	Since 2009	Retired, since 2008; UBS Wealth Management, Chief Administrative Officer, February 1971 to December 2008.	19	None

Jeffrey D. Haroldson, 1957	Trustee	Since 2009	HDG Mansur Capital Group, LLC, President and Chief Operating Officer, since 2004; HSBC Securities (USA), Inc., Executive Managing Director, Head of Investment and Merchant Banking, 2000 to 2003.	19	None

Interested Trustees

Robert C. Holderith[3], 1960	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and Chief Executive Officer, since September 2008; ProFund Advisors, Managing Director, Institutional Sales & Investment Analytics, June 2006 to August 2008; UBS Financial Services, Inc., Director, January 2000 to May 2006.	19	None

James J. Valenti[3], 1947	Trustee and Secretary	Since 2008	Emerging Global Advisors, LLC, Member and Chief Administrative Officer, since September 2008; Private Investor and Independent Consultant, June 2007 to September 2008; Senior Loan Consultant, Bridgepoint Mortgage Company, June 2006 to June 2007; Mercedes Benz, North America, Sales Representative, November 2000 to June 2006.	19	None

1	Each Trustee holds office for an indefinite term.
2	The “Fund Complex” consists of the Trust, which consists of nineteen Funds.
3	Mr. Holderith and Mr. Valenti are considered to be “interested persons” of the Trust as defined in the 1940 Act, due to their relationship with EGA, the Funds’ sub-adviser.

EGA Emerging Global Shares Trust   45

Board of Trustees and Officers (Unaudited) (concluded)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Thomas A. Carter ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 1966	Treasurer	Since 2009	ALPS Fund Services, Inc., Directors, since October 2005; ALPS Advisors, Inc., President and Directors, since September 2008; ALPS Distributors, Inc., President and Director, since September 2008; FTAM Funds Distributor, Inc., President and Director, since September 2008; ALPS Holdings, Inc., Director, since October 2005; and ALPS ETF Trust, President and Trustee, since March 2008.

Melanie H. Zimdars ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 1976	Chief Compliance Officer	Since 2010	ALPS Fund Services, Inc., Deputy Chief Compliance Officer, since September 2009; ALPS ETF Trust, Chief Compliance Officer, since December 2009; EGA Emerging Global Shares Trust, Chief Compliance Officer, since March 2010; Financial Investors Variable Insurance Trust, Chief Compliance Officer, since September 2009; Liberty All-Star Growth Fund, Inc., Chief Compliance Officer, since December 2009; Liberty All-Star Equity Fund, Chief Compliance Officer, since December 2009; Wasatch Funds, Principal Financial Officer, Treasurer and Secretary, February 2007 to December 2008; Wasatch Funds, Assistant Treasurer, November 2006 to February 2007; Wasatch Funds, Senior Compliance Officer, 2005 to December 2008.

1 Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

46   EGA Emerging Global Shares Trust

General Information (Unaudited)

Investment Adviser
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Sub-Adviser
Emerging Global Advisors, LLC
171 East Ridgewood Ave.
Ridgewood, NJ 07450

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

You may obtain a description of the EGA Funds’ proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-800-4347 or visiting the Funds’ website www.egshares.com, or by accessing the SEC’s website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

Each of the Funds’ premium/discount information that is current to the most recent quarter-end is available by visiting www.EGShares.com or by calling 1-201-389-6872.

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experienced of its management, marketability of shares and other information.

EGA Emerging Global Shares Trust   47

171 East Ridgewood Avenue
Ridgewood, NJ 07450
(201) 389-6872

470 Park Avenue South, 8th Floor
New York, NY 10016
(888) 800-4EGS (4347)
www.egshares.com

EGA EMERGING GLOBAL SHARES TRUST

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
TITANS COMPOSITE INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
METALS & MINING TITANS INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
CONSUMER TITANS INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
ENERGY TITANS INDEX FUND

EMERGING GLOBAL SHARES DOW JONES EMERGING MARKETS
FINANCIALS TITANS INDEX FUND

EMERGING GLOBAL SHARES INDXX
INDIA INFRASTRUCTURE INDEX FUND

EMERGING GLOBAL SHARES INDXX
CHINA INFRASTRUCTURE INDEX FUND

EMERGING GLOBAL SHARES INDXX
BRAZIL INFRASTRUCTURE INDEX FUND

EMERGING GLOBAL SHARES INDXX
INDIA SMALL CAP INDEX FUND

Emerging Global Shares are distributed by ALPS Distributors Inc.

Item 2. Code of Ethics.

Not Applicable for the semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not Applicable for the semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not Applicable for the semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not Applicable for the semi-annual reporting period.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(b) Certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: EGA Emerging Global Shares Trust

By: /s/ Robert C. Holderith

Robert C. Holderith, Chief Executive Officer

Date: November 23, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: EGA Emerging Global Shares Trust

By: /s/ Robert C. Holderith

Robert C. Holderith, Chief Executive Officer

Date: November 23, 2010

By: /s/ Thomas A. Carter

Thomas A. Carter, Chief Financial Officer

Date: November 23, 2010